November 9, 2018

PNC Funds

Please vote today.

Dear shareholder:

I am writing to ask for your assistance with important matters involving your investment in PNC Intermediate Bond Fund ("Intermediate Bond Fund"). As described in further detail below, shareholders of the Intermediate Bond Fund are being asked to vote on a proposal to merge Intermediate Bond Fund into PNC Total Return Advantage Fund ("Advantage Fund" and, together with the Intermediate Bond Fund, the "Funds").

Reorganization of the Intermediate Bond Fund into Advantage Fund

PNC Capital Advisors, LLC (the "Advisor") believes that the proposed reorganization (the "Reorganization") is in the best interest of both Intermediate Bond Fund and Advantage Fund shareholders. If the proposed Reorganization is effected as proposed below, PNC Capital believes Intermediate Bond Fund shareholders will benefit because they will become shareholders of a larger combined fund following the Reorganization with principal investment strategies substantially similar to those of Intermediate Bond Fund but with (i) a more attractive net expense ratio, (ii) a more favorable relative long-term performance record, and (iii) greater prospects for future growth.

Advantages of the proposed reorganization:

•  Substantially similar principal investment strategies. The proposed reorganization is expected to allow the shareholders of Intermediate Bond Fund to pursue a similar investment objective in a larger fund utilizing substantially similar principal investment strategies to those of the Intermediate Bond Fund. The reorganization is expected to permit shareholders of the Intermediate Bond Fund to maintain exposure to the same types of investments immediately before and after the Reorganization. Shareholders of the Funds will continue to receive the benefits of investing in a portfolio comprised primarily of investment grade fixed income securities.

•  Lower net expenses and greater prospects for economies of scale. As part of the proposed Reorganization, PNC Capital intends to reduce its contractual advisory fees with respect to the Advantage Fund from 0.40% to 0.30% and implement an expense cap that will have the effect of reducing the net expense ratio experienced by shareholders of the post-Reorganization Advantage Fund immediately after the Reorganization, subject to the conditions of the expense cap, until at least December 7, 2019.

•  Solid historical performance. Although past performance does not guarantee future results, Advantage Fund had stronger relative performance as compared to a group of its peers as compared to the Intermediate Bond Fund's relative performance versus its peers over the 1-, 3-, 5- and 10-year periods ended May 31, 2018.

•  Continuity of management. The Funds have the same investment advisor, and the Advantage Fund portfolio management team would continue to manage the Advantage Fund following the Reorganization.

How to vote

A special shareholder meeting has been scheduled to take place on or about December 3, 2018, at 1 East Pratt Street, 5th Floor, Baltimore, MD 21201. You have multiple options available to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed joint proxy statement/prospectus for more information, and I thank you for acting on these matters today.

Sincerely,

Thomas R. Rus
Secretary

PNC Funds
(the "Trust")

PNC Intermediate Bond Fund
("Intermediate Bond Fund")

One East Pratt Street, 5th Floor,
Baltimore, Maryland 21202

Notice of Special Meeting of Shareholders
Scheduled for December 3, 2018

This is the formal agenda for Intermediate Bond Fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Intermediate Bond Fund:

A shareholder meeting of Intermediate Bond Fund will be held at 1 East Pratt Street, 5th Floor, Baltimore, MD 21202, on December 3, 2018, at 1:00 p.m. to consider the following:

1.  A proposal to approve an Agreement and Plan of Reorganization between Intermediate Bond Fund and PNC Total Return Advantage Fund ("Advantage Fund"). Under this agreement, Intermediate Bond Fund would transfer all of its assets to Advantage Fund in exchange for corresponding shares of Advantage Fund. These shares would be distributed, as described in the accompanying joint proxy statement/prospectus, to the shareholders of Intermediate Bond Fund. Advantage Fund would also assume all of Intermediate Bond Fund's liabilities. Your Board of Trustees recommends that you vote FOR this proposal.

2.  Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 19, 2018, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Thomas R. Rus

Thomas R. Rus
Secretary
One East Pratt Street, 5th Floor,
Baltimore, Maryland 21202

PROXY STATEMENT of
PNC Intermediate Bond Fund,
a series of PNC Funds (the "Trust"),
("Intermediate Bond Fund")

PROSPECTUS for
PNC Total Return Advantage Fund,
a series of the Trust,
("Advantage Fund")

The address of each Fund is One East Pratt Street, 5th Floor, Baltimore, Maryland 21202.

* * * * * *

This joint proxy statement/prospectus contains the information shareholders should know before voting on the proposed reorganization of Intermediate Bond Fund (the "Reorganization"). Please read it carefully and retain it for future reference.

How the Reorganization Will Work

Each Fund currently offers Class A, Class C and Class I shares, with each Class of Intermediate Bond Fund having the same principal class characteristics as the corresponding class of Advantage Fund. If approved by the Trustees:

•  Intermediate Bond Fund will transfer all of its assets to Advantage Fund. Advantage Fund will assume all of Intermediate Bond Fund's liabilities.

•  Advantage Fund will issue Class A shares to Intermediate Bond Fund in an amount equal to the value of Intermediate Bond Fund's net assets attributable to its Class A shares. These shares will be distributed to Intermediate Bond Fund's Class A shareholders, in proportion to their holdings of Class A shares of the Intermediate Bond Fund on the reorganization date.

•  Advantage Fund will issue additional Class A shares to Intermediate Bond Fund in an amount equal to the value of Intermediate Bond Fund's net assets attributable to its Class C shares. These shares will be distributed to Intermediate Bond Fund's Class C shareholders in proportion to their holdings of Class C shares of the Intermediate Bond Fund on the reorganization date.

•  Advantage Fund will issue Class I shares to Intermediate Bond Fund in an amount equal to the value of Intermediate Bond Fund's net assets attributable to its Class I shares. These shares will be distributed to Intermediate Bond Fund's Class I shareholders in proportion to their holdings of Class I shares of the Intermediate Bond Fund on the reorganization date.

•  No sales charges will be imposed due to the Reorganization on any shares of Advantage Fund received in the Reorganization by shareholders of Intermediate Bond Fund.

•  Following the Reorganization, the Intermediate Bond Fund will be terminated and shareholders of the Intermediate Bond Fund will be shareholders of Advantage Fund.

•  For U.S. federal income tax purposes, the Reorganization is not intended to result directly in the recognition of income, gain, or loss by Intermediate Bond Fund, Advantage Fund, or the shareholders of Intermediate Bond Fund or Advantage Fund.

Rationale for the Reorganization

The Intermediate Bond Fund has not achieved significant scale, and PNC Capital Advisors, LLC (the "Advisor") believes that the Intermediate Bond Fund has limited prospects to achieve greater scale in the near future. Intermediate Bond Fund and Advantage Fund (each, a "Fund, and together, the "Funds") are each a series of the Trust. The investment advisor of each Fund is the Advisor. The two Funds currently have similar investment objectives, and substantially similar principal investment strategies and principal risks. Following the Reorganization, the Advantage Fund will continue to have the same investment objective and principal investment strategies as it does currently, and will continue to be managed by the same portfolio management team. In conjunction with the consummation of the Reorganization, the Intermediate Bond Fund will liquidate and cease to be a separate series of the Trust.

Because Intermediate Bond Fund and Advantage Fund have similar investment objectives and substantially similar principal investment strategies and principal risks, the Reorganization is being proposed to promote efficiencies and economies of scale by combining the Funds, which may reduce overall gross shareholder expenses in the future. In addition, Advantage Fund had stronger relative performance as compared to a group of its peers as compared to the Intermediate Bond Fund's relative

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performance versus its peers over the 1-, 5- and 10-year periods ended May 31, 2018. The Advisor believes that the post-Reorganization Advantage Fund has stronger long-term prospects for growth than the Intermediate Bond Fund.

If the Reorganization is approved and consummated, subject to the conditions of the expense cap, shareholders of Intermediate Bond Fund and Advantage Fund are expected to incur lower management fees and lower total net expenses than those currently in effect until at least December 7, 2019.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. The combination of the Funds resulting from the Reorganization may enable the post-Reorganization Advantage Fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long term than each Fund would experience separately. It is anticipated that the total annual operating expenses of Advantage Fund after the Reorganization, on a per-share basis, will be lower than the Intermediate Bond Fund's current annual operating expenses for all share classes, both before and after giving effect to contractual expense limitations. The reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Shares of Advantage Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of Advantage Fund have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to get more information

• The Advantage Fund Class A, Class C and Class I shares summary prospectus, dated September 28, 2018.

The summary prospectus for each share class to be issued in exchange for shares of Intermediate Bond Fund is in the same envelope as this joint proxy statement/prospectus. Those summary prospectuses are incorporated by reference into (and therefore legally part of) this joint proxy statement/prospectus.

• The Intermediate Bond Fund Class A, Class C and Class I shares statutory prospectus and the Advantage Fund Class A, Class C and Class I shares statutory prospectus, each dated September 28, 2018

These documents and additional information about Intermediate Bond Fund and Advantage Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 1-800-622-3863.

• The statement of additional information (the "Merger SAI") dated September 28, 2018, which relates to this joint proxy statement/prospectus and the reorganization, and contains additional information about Intermediate Bond Fund and Advantage Fund (File nos. 033-00488 and 811-04416)

The Merger SAI and information in these documents relating to the Intermediate Bond Fund and the Advantage Fund are incorporated by reference into (and therefore legally part of) this joint proxy statement/prospectus. The SEC file numbers for PNC Funds are 033-00488 and 811-04416.

• The Intermediate Bond Fund and Advantage Fund annual shareholder report dated May 31, 2018
• The Intermediate Bond Fund and Advantage Fund SAI dated September 28, 2018 (the "SAI"), which relates to the statutory prospectuses of the Intermediate Bond Fund and the Advantage Fund.

Each Fund will furnish, without charge, a copy of its Annual Report to any shareholder upon request by writing to the Fund at One East Pratt Street, 5th Floor Baltimore, Maryland 21202 or by calling 1-800-622-3863.

To ask questions about this joint proxy statement/prospectus, call our toll-free telephone number: 1-800-622-3863.

The date of this joint proxy statement/prospectus is November 9, 2018.

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TABLE OF CONTENTS

INTRODUCTION	1
PROPOSAL 1 — REORGANIZATION OF BOND FUND	1
SUMMARY COMPARISONS OF BOND FUND TO ADVANTAGE FUND	1
COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS	4
COMPARISON OF INVESTMENT RISKS	10
PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION	15
FUND PAST PERFORMANCE	17
FURTHER INFORMATION ON THE REORGANIZATION	19
CAPITALIZATION	21
ADDITIONAL INFORMATION ABOUT THE FUNDS	22
BOARD RECOMMENDATION	22
CONFLICTS OF INTEREST	22
VOTING RIGHTS AND REQUIRED VOTE	22
INFORMATION CONCERNING THE MEETING	23
OWNERSHIP OF SHARES OF THE FUNDS	24
EXPERTS	24
AVAILABLE INFORMATION	24
EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B — OUTSTANDING SHARES AND SHARE OWNERSHIP	B-1
EXHIBIT C — ADDITIONAL INFORMATION ABOUT THE FUNDS	C-1

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INTRODUCTION

This joint proxy statement/prospectus is being used by the Board of Trustees (the "Board") of PNC Funds (the "Trust") to solicit proxies to be voted at a special meeting of Intermediate Bond Fund's shareholders (the "Meeting"). The Meeting will be held at 1 East Pratt Street, 5th Floor, Baltimore, MD 21202 on December 3, 2018 at 1:00 p.m. The purpose of the Meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the reorganization of Intermediate Bond Fund into Advantage Fund (the "Reorganization"). This joint proxy statement/prospectus is being mailed to shareholders eligible to vote at the Meeting on or about November 13, 2018.

This joint proxy statement/prospectus includes information that is specific to the proposal referred to above (the "Proposal"), including summary comparisons of the Funds. In considering the Proposal, shareholders of Intermediate Bond Fund should read the entire joint proxy statement/prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual report (available upon request) of Advantage Fund, because they contain details that are not in the summary comparisons.

Who is eligible to vote?

Intermediate Bond Fund shareholders of record on October 19, 2018, are entitled to attend and vote at the Meeting or any adjourned meeting. Each shareholder of Intermediate Bond Fund is entitled to one vote for each full share and a fractional vote for each fractional share held by such Shareholder. If you cannot or will not attend the Meeting in person, you can vote by proxy. See "Information Concerning the Meeting" below regarding the many convenient ways in which you may vote by proxy at the Meeting. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Who will pay the costs associated with the Reorganization?

The Advisor will bear and pay directly the costs and expenses (estimated to be $230,000) incurred in connection with the Reorganization, including the legal and other expenses associated with preparing, printing and mailing this joint proxy statement/prospectus, except for Reorganization Costs (as defined below). Pursuant to the terms of the Agreement, Intermediate Bond Fund and Advantage Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and Advantage Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of Advantage Fund issued in connection with the Reorganization, if any (the "Reorganization Costs"). The Advisor expects that the portfolio of the Intermediate Bond Fund will be re-positioned in advance of the Reorganization, and the amount of Reorganization Costs anticipated to be incurred by the Intermediate Bond Fund is estimated at approximately $158,306 (or approximately 0.09% of the average daily net assets of the Intermediate Bond Fund). The Advisor does not anticipate that the Advantage Fund will sell any of its securities in connection with the Reorganization and, accordingly, the Advisor does not expect the Advantage Fund will incur any material Reorganization Costs. The actual amount of Reorganization Costs incurred by each Fund could be more or less than these amounts. If the Reorganization is not consummated, the Advisor will bear all the costs and expenses incurred in connection with the Reorganization.

THE PROPOSAL — REORGANIZATION OF BOND FUND

Approval of Agreement and Plan of Reorganization between Intermediate Bond Fund and Advantage Fund

The Board of the Trust has approved a proposal to merge the Intermediate Bond Fund into the Advantage Fund pursuant to an Agreement and Plan of Reorganization (the "Agreement"). Under the Agreement, the Intermediate Bond Fund would transfer all of its assets to the Advantage Fund in exchange for corresponding shares of the Advantage Fund, as described in the Agreement. These shares would be distributed to the shareholders of the Intermediate Bond Fund. The Advantage Fund would also assume all of the liabilities of the Intermediate Bond Fund. The Board unanimously recommends that shareholders of the Intermediate Bond Fund vote FOR this Proposal.

SUMMARY COMPARISONS OF BOND FUND TO ADVANTAGE FUND

Comparison of the Funds' Investment Objectives, Principal Investment Strategies and Fundamental Investment Restrictions

In deciding whether to vote FOR the Proposal, you should consider the similarities and differences between Intermediate Bond Fund and Advantage Fund.

The investment objectives of the Intermediate Bond Fund and of the Advantage Fund are similar and the principal investment strategies are substantially similar. The primary differences between the investment objectives and principal investment strategies of the Intermediate Bond Fund and of the Advantage Fund are summarized below.

Although each Fund's investment objective includes seeking to provide current income, the Intermediate Bond Fund also seeks preservation of capital whereas Advantage Fund also seeks capital appreciation.

The Intermediate Bond Fund's portfolio has a dollar-weighted average duration normally expected to range from three to ten years, while Advantage Fund's portfolio has a dollar-weighted average duration normally expected to range from three to twelve years.

The Intermediate Bond Fund may invest up to 15% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by PNC Capital to be of comparable quality, sometimes known as "junk bonds" whereas Advantage Fund can invest up to 20% of its assets in such securities.

The fundamental investment restrictions of the Funds are identical.

Comparison of the Funds' Principal Investment Risks

In managing both Funds, the Advisor has generally taken a similar approach to managing the principal risks of the Funds' portfolios, including interest rate and credit risk, and the Advisor expects to continue that approach in respect of the post-Reorganization Advantage Fund following the Reorganization. Both Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. In addition, the Advantage Fund has correspondingly greater exposure to the risks associated with investments in "junk bonds" than the Intermediate Bond Fund during those times when the Advantage Fund utilizes that additional flexibility to invest more than 15% of its assets in such securities.

PNC Intermediate Bond Fund (Acquired Fund)	PNC Total Return Advantage Fund (Acquiring Fund)

Approximate Net Assets of Each Fund (as of July 31, 2018):

$151.8 million	$140.3 million

Investment Advisor:

PNC Capital Advisors, LLC ("the Advisor")

Portfolio Managers

The individuals who currently act as portfolio managers to Advantage Fund are expected to continue to act as portfolio managers to the Advantage Fund following the Reorganization.

Sean T. Rhoderick, CFA
• Managing Director and Chief Investment Officer of Taxable Fixed Income
• 9 years as Member of Fund's Portfolio Management
Jeffrey Bryant, CFA
• Associate Portfolio Manager
• 1 year as Member of Fund's Portfolio Management	Sean T. Rhoderick, CFA
• Managing Director and Chief Investment Officer of Taxable Fixed Income
• 14 years as Member of Fund's Portfolio Management
John Graziani, CFA
• Associate Portfolio Manager
• 1 year as Member of Fund's Portfolio Management
Jason Weber, CFA
• Assistant Portfolio Manager
• Less than 1 year as Member of Fund's Portfolio Management

Investment Objectives:

The Fund seeks to provide current income as well as preservation of capital.	The Fund seeks to provide current income as well as capital appreciation.

Comparison of Principal Investment Strategies

The Funds have similar principal investment strategies. Each Fund invests primarily in a diversified portfolio of fixed-income securities. Each Fund has a similar dollar-weighted average duration range, although the Advantage Fund's expected range is somewhat greater. Each Fund also invests, under normal circumstances, at least 80% of its assets plus any borrowing for investment purposes in investment-grade debt. While the Intermediate Bond Fund may invest up to 15% of its assets in junk bonds, the Advantage Fund may invest up to 20% of its assets in junk bonds. Additional detail comparing the principal investment strategies of the Funds is provided below.

PNC Intermediate Bond Fund (Acquired Fund)	PNC Total Return Advantage Fund (Acquiring Fund)

Principal Investment Strategies:

The Fund invests primarily in a diversified portfolio of investment-grade fixed income securities. The dollar-weighted average duration of the Fund's portfolio is normally expected to range from three to ten years, but may vary outside that range from time to time, including due to market conditions, or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in investment-grade fixed income securities (bonds).

The Fund primarily invests in a diversified portfolio of investment-grade fixed income securities. The dollar-weighted average duration of the Fund's portfolio is normally expected to range from three to twelve years, but may vary outside that range from time to time, including due to market conditions or if deemed appropriate for temporary defensive purposes. Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade debt securities.

The Fund may invest up to 15% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by PNC Capital Advisors, LLC (the "Advisor") to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by PNC Capital Advisors, LLC (the "Advisor") to be of comparable quality, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Advisor to be of comparable quality.

The Fund may invest in fixed income securities of any type. Investment-grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Advisor to be of comparable quality

In buying and selling securities for the Fund, the Advisor considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Advisor may choose to sell a holding when, for example, in the Advisor's view, it no longer offers attractive growth prospects or to take advantage of what the Advisor considers to be a better investment opportunity.

In buying and selling securities for the Fund, the Advisor uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Advisor may choose to sell a holding when, for example, in the Advisor's view, it no longer offers attractive growth prospects or to take advantage of what the Advisor considers to be a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, as part of a hedging strategy or for any other investment purpose. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of the Funds' classes of shares. The principal characteristics of Class A shares and Class I shares of the Intermediate Bond Fund are the same as the principal characteristics of Class A shares and Class I shares of the Advantage Fund. As part of the Reorganization, holders of Class C shares of the Intermediate Bond Fund are proposed to receive Class A shares of the Advantage Fund. Holders of Class C shares of the Intermediate Bond Fund will not be charged a contingent deferred sales charge in connection with the Reorganization. Please see "Comparison of fees and expenses" below for more information.

Class A sales charges and Rule 12b-1 fees	Class A shares of both Funds have the same characteristics and the same fee structures, as follows:
• Front-end sales charge of up to 4.50%. A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.
• Contingent deferred sales charge of 0.50% on certain purchases of $1 million or more (applicable to shares redeemed within 12 months of purchase).
• 12b-1 fees up to 0.10% of net assets
• Shareholder servicing fees up to 0.25% of net assets
• Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds' prospectuses.
Class C sales charges and Rule 12b-1 fees	Class C shares of the Intermediate Bond Fund * have the following characteristics and fee structures:
• No front-end sales charge
• Contingent deferred sales charge of 1.00% (applicable to shares redeemed within 12 months of purchase)
• 12b-1 fees up to 0.75% of net assets
• Shareholder servicing fees up to 0.25% of net assets
• Class C shares may be offered without CDSCs to various individuals and institutions, including those listed in the Funds' prospectuses.
* As noted above, holders of Class C shares of the Intermediate Bond Fund are proposed to receive Class A shares of the Advantage Fund as part of the proposed Reorganization.
Class I sales charges and Rule 12b-1 fees	Class I shares of both Funds have the same characteristics and the same fee structures, as follows: • Class I Shares have no sales charges or 12b-1 fees

Comparison of buying, selling and exchanging shares. The procedures for buying, selling and exchanging shares of the Intermediate Bond Fund and the Advantage Fund are the same. These procedures are summarized below.

Buying shares	Investors may buy shares of both Funds at net asset value ("NAV"), plus any applicable sales charges.
Minimum initial investment	Both the Intermediate Bond Fund and the Advantage Fund:
Class A — $1,000 minimum initial investment — $100 subsequent minimum investment amount including through a Planned Investment Program
Class C — $1,000 minimum initial investment — $100 subsequent minimum investment amount including through a Planned Investment Program
Class I — no minimum initial investment, except as described below.
Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have entered into a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension, retirement and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Advisor or its affiliates, The PNC Financial Services Group, Inc. or any of its affiliates, the Funds' co-administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $100(1) monthly minimum investment.

Exchanging shares	Both the Intermediate Bond Fund and the Advantage Fund
Class A — You may exchange Class A Shares of any PNC fund for Class A shares of any other PNC fund. If you exchange shares that you purchased without a sales charge into a PNC fund with a sales charge, that exchange is subject to the sales charge applicable to the new PNC fund. If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.
Class C — You may exchange Class C Shares of any PNC fund for Class C Shares of any other PNC fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold Class C Shares for at least 12 months from the date of purchase of the shares originally exchanged.
Class A and Class C — PNC Funds has established relationships with certain financial intermediaries or investment programs, clients or participants of which may be eligible to purchase Class I Shares of the Funds. PNC Funds may permit existing PNC Funds Class A or Class C shareholders who have transferred their shares to an account with such an intermediary or to such an investment program to convert those transferred Class A or Class C Shares to Class I Shares of the same Fund. The Funds have arrangements with certain intermediaries that permit certain Class A or Class C shareholder clients of those intermediaries to have their shares converted to Class I Shares if the intermediary, shareholder or relevant investment plan or program meets certain eligibility criteria. In such situations, any applicable contingent deferred sales charge that would typically be incurred on a conversion may be waived. Contact your financial consultant, financial intermediary or institution for more information.
In the event that you no longer meet the eligibility requirements as an investor in a particular share class of a Fund, PNC Funds reserves the right to convert the shares in your account to another share class of the same Fund, as appropriate. PNC Funds will notify you in writing before any conversion occurs.
Class I — Subject to initial and subsequent investment minimums, you may exchange Class I Shares of any Fund for Class I Shares of any other PNC fund.
Selling shares	Shareholders may purchase or redeem (sell) Fund shares by phone, mail, wire, or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed.
By Phone, Wire, or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).
By Mail: write to PNC Funds c/o The Bank of New York Mellon, P.O. Box 9795, Providence, RI 02940-9795.
By Internet: www.pncfunds.com.

(1)  Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.

Net asset value

The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order in good order plus, in the case of Class A Shares, the applicable front-end sales charge. In order for you to receive a Fund's next-calculated NAV determined on a Business Day when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time as of which the Funds calculate their NAVs (normally, 4:00 p.m., Eastern time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. The Funds normally calculate their NAVs each Business Day at 4:00 p.m. ET. On days when the NYSE has scheduled an early close for regular trading on the NYSE (e.g., due to a holiday), the Funds normally calculate their NAVs as of the time of that early close. Notwithstanding the preceding, the Funds may determine to calculate their NAVs as of the close of regular trading on the NYSE on any day when there is an unscheduled early close to regular trading on the NYSE. Good order means, among other things, that your request includes complete information. Each Fund's NAV is not calculated on holidays when the NYSE is closed for trading.

Comparison of fees and expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund's assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of Intermediate Bond Fund and Advantage Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by the Funds for each Fund's most recently completed fiscal year May 31, 2018. The tables also show the pro forma expenses of Advantage Fund as restated to reflect current fees assuming the Reorganization with Intermediate Bond Fund had occurred, and with respect to Class A Shares of the Advantage Fund, that Class C Shares of the Advantage Fund had converted into Class A Shares of the Advantage Fund, on May 31, 2018.

PNC Capital has agreed to implement an expense cap that will have the effect of reducing the net expense ratio of Advantage Fund immediately after the Reorganization. The implementation of the expense cap is conditioned on completion of the Reorganization and is expected to be in place until at least December 7, 2019. As shown in the table below, the Reorganization is expected to result in a lower net expense ratio for shareholders of Intermediate Bond Fund and Advantage Fund, taking into account the expense cap that is proposed in contemplation of the proposed Reorganization.

The following tables illustrate the anticipated change in operating expenses expected as a result of the Reorganization. It does not however, reflect the expenses of the Reorganization to be borne by the Advisor. Pursuant to the terms of the Agreement, the Intermediate Bond Fund and the Advantage Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Advantage Fund will pay all governmental fees required in connection with the registration or qualification of the Shares of the Advantage Fund to be issued in connection with the Reorganization under applicable state and federal laws, if any.

	Intermediate Bond Fund A Shares		Advantage Fund A Shares		Advantage Fund A Shares (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	4.50	%(1)	4.50	%(1)	4.50	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.50	%(2)	0.50	%(2)	0.50	%(2)
Redemption Fee	None		None		None
Management Fees	0.40%		0.40%		0.30%
Distribution (12b-1) Fees	0.01	%(4)	0.01	%(4)	0.01	%(5)
Other Expenses	0.44%		0.50%		0.43%
Shareholder Servicing Fees	0.25%		0.25%		0.25%
Other	0.19%		0.25%		0.18%
Total Annual Fund Operating Expenses	0.85%		0.91%		0.74%
Fee Waiver and Expense Reimbursement	0.06	%(6)	0.12	%(7)	0.13	%(8)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.79	%(6)	0.79	%(7)	0.61	%(8)

	Intermediate Bond Fund C Shares		Advantage Fund A Shares		Advantage Fund A Shares (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	None		4.50	%(1)	4.50	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00	%(3)	0.50	%(2)	0.50	%(2)
Redemption Fee	None		None		None
Management Fees	0.40%		0.40%		0.30%
Distribution (12b-1) Fees	0.75%		0.01	%(4)	0.01	%(5)
Other Expenses	0.44%		0.50%		0.43%
Shareholder Servicing Fees	0.25%		0.25%		0.25%
Other	0.19%		0.25%		0.18%
Total Annual Fund Operating Expenses	1.59%		0.91%		0.74%
Fee Waiver and Expense Reimbursement	0.06	%(6)	0.12	%(7)	0.13	%(8)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.53	%(6)	0.79	%(7)	0.61	%(8)
	Intermediate Bond Fund I Shares		Advantage Fund I Shares		Advantage Fund I Shares (Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchase	None		None		None
Maximum Deferred Sales Charge (Load)	None		None		None
Redemption Fee	None		None		None
Management Fees	0.40%		0.40%		0.30%
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.19%		0.25%		0.18%
Shareholder Servicing Fees	None		None		None
Other	0.19%		0.25%		0.18%
Total Annual Fund Operating Expenses	0.59%		0.65%		0.48%
Fee Waiver and Expense Reimbursement(5)	0.06	%(6)	0.12	%(7)	0.13	%(8)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.53	%(6)	0.53	%(7)	0.35	%(8)

(1)  A sales charge is not charged on purchases of Class A Shares in the amount of $1,000,000 or more.

(2)  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A Shares if the shares are redeemed within 12 months of the date of purchase.

(3)  A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months of the date of purchase.

(4)  The Fund may reimburse expenses incurred by the Underwriter up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through December 7, 2019, at which time the Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time.

(5)  The Fund may reimburse expenses incurred by the Underwriter up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through December 7, 2019, at which time the Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time.

(6)  The Advisor has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Operating Expenses exceed 0.79%, 1.53% and 0.53% for Class A, Class C and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through December 7, 2019, at which time the Advisor will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Advisor can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Advisor (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Advisor and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Advisor paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

(7)  The Advisor has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Operating Expenses exceed 0.79% and 0.53% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through December 7, 2019, at which time the Advisor will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Advisor can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Advisor (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Advisor and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Advisor paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

(8)  The Advisor has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Operating Expenses exceed 0.61% and 0.35% for Class A and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales. This expense limitation continues through December 7, 2019, at which time the Advisor will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Advisor can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Advisor (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived, or reimbursed by the Advisor and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage expense limitation that was in effect (i) at the time the Advisor paid, waived or reimbursed the amount being repaid by the Fund or (ii) at the time of the reimbursement by the Fund. Any recoupment of fees waived or expenses reimbursed would be subject to the terms of any expense limitation agreement in place at the time of the recoupment.

Examples

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class C or Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one-year period below. Pro forma expenses as restated to reflect current expenses are included assuming a Reorganization of Intermediate Bond Fund into Advantage Fund had occurred, and, with respect to Class A Shares of the Advantage Fund, that Class C Shares of the Advantage Fund had converted into Class A Shares of the Advantage Fund, on May 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Intermediate Bond Fund Class A	Advantage Fund Class A	Advantage Fund (Pro Forma) (assuming reorganization with Intermediate Bond Fund) Class A
Year 1	$527	$527	$510
Year 3	$722	$734	$682
Year 5	$933	$958	$869
Year 10	$1,540	$1,601	$1,410

	Intermediate Bond Fund Class C	Advantage Fund Class A	Advantage Fund (Pro Forma) (assuming reorganization with Intermediate Bond Fund) Class A
Year 1	$256	$527	$510
Year 3	$496	$734	$682
Year 5	$860	$958	$869
Year 10	$1,884	$1,601	$1,410

You would pay the following expenses if you did not redeem your shares:

	Intermediate Bond Fund Class C	Advantage Fund Class A	Advantage Fund (Pro Forma) (assuming reorganization with Intermediate Bond Fund) Class A
Year 1	$156	$527	$510
Year 3	$496	$734	$682
Year 5	$860	$958	$869
Year 10	$1,884	$1,601	$1,410
	Intermediate Bond Fund Class I	Advantage Fund Class I	Advantage Fund (Pro Forma) (assuming reorganization with Intermediate Bond Fund) Class I
Year 1	$54	$54	$36
Year 3	$183	$196	$141
Year 5	$323	$350	$256
Year 10	$732	$799	$591

Portfolio turnover

Both Advantage Fund and Intermediate Bond Fund pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year May 31, 2018, Intermediate Bond Fund's portfolio turnover rate was 86% of the average value of its portfolio and Advantage Fund's was 71%.

Comparison of advisory arrangements

Intermediate Bond Fund and Advantage Fund's advisory agreements are the same. As noted in the table under "Management Arrangements," the Advisor serves as the investment advisor for Intermediate Bond Fund and Advantage Fund. As part of the proposed Reorganization, PNC Capital intends to reduce its contractual advisory fees from 0.40% to 0.30% and implement an expense cap that will have the effect of reducing the net expense ratio experienced by shareholders of both Funds immediately after the Reorganization, subject to the conditions of the expense cap, until December 7, 2019. The reduction of the contractual advisory fee and implementation of the expense cap is conditioned on completion of the Reorganization.

Management Arrangements

Each Fund pays monthly management fees to the Advisor equal to the following annual percentage of its average daily net assets:

Intermediate Bond Fund	Advantage Fund
0.40%	0.40	%*

*  As described above, will be reduced to 0.30% if the Reorganization is completed as proposed herein.

Comparison of distribution plans

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Trust has adopted a Distribution Plan for Class A Shares and Class C which permit the Funds to bear certain expenses in connection with the distribution of Class A Shares and Class C shares, respectively. The Class A and Class C Shares Plan provides that each Fund will reimburse the Underwriter for distribution expenses related to the distribution of shares in an amount not to exceed 0.10% and 0.75%, per annum of the average aggregate net assets of Class A and Class C shares, respectively. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The following table shows the Rule 12b-1 fees applicable to the Funds' shares.

	Intermediate Bond Fund		Advantage Fund
Class A	0.10	%(1)	0.10	%(1)
Class C	0.75%		0.75	%(2)
Class I	N/A		N/A

(1)  Please see "Comparison of fees and expenses" above for more information regarding the expense limitations currently applicable to Rule 12b-1 fees for Funds' Class A shares.

(2)  In connection with the Reorganization, Class C shareholders of Intermediate Bond Fund will receive Class A shares of Advantage Fund. Class C shares of the Advantage Fund are proposed to be terminated after the conversion of existing Class C shares to Class A shares.

COMPARISON OF INVESTMENT RISKS

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Intermediate Bond Fund and Advantage Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Advantage Fund is commensurate with the amount of risk involved in the authorized investments of Intermediate Bond Fund.

The principal risks affecting the Intermediate Bond Fund and the Advantage Fund are substantially similar. In managing both Funds, the Advisor has generally taken a similar approach to managing the principal risks of the Funds' portfolios, including interest rate and credit risk, and the Advisor expects to continue that approach in respect of the post-Reorganization Advantage Fund following the Reorganization. Both Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. In addition, the Intermediate Bond Fund may invest up to 15% of its assets in fixed income securities that are rated below investment grade or, if unrated, are determined by PNC Capital to be of comparable quality, sometimes known as "junk bonds" whereas Advantage Fund can invest up to 20% of its assets in such securities. Therefore, the Advantage Fund will have correspondingly greater exposure to the risks associated with such investments than the Intermediate Bond Fund during those times when the Advantage Fund utilizes that additional flexibility to invest more than 15% of its assets in such securities.

Principal risks applicable to both Funds (listed in alphabetical order)

Active Trading Risk. If the Advisor frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions. Investment models, such as quantitative and algorithmic models, may prove to be unsuccessful and may not perform as expected for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing, and modifying the financial algorithms and formulas used in these models. In addition, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. The success of models or factor-driven processes that are predictive in nature is dependent largely upon the accuracy, predictive value and reliability of the supplied data, including historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis. Investment models also involve the risk that construction and implementation (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have adversely impacted the Fund. Investment models may use simplifying assumptions that can limit their effectiveness.

Credit/Counterparty Risk. The values of debt securities and other investments involving an obligation, such as derivative investments or repurchase obligations, may be affected by the ability of the issuer or the respective counterparties to make principal and interest payments or otherwise meet payment obligations to a Fund. If an issuer or counterparty cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.

Certain obligations issued by U.S. government agencies, authorities, instrumentalities, or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. Counterparty risk may be a greater risk for swaps and other over-the-counter derivatives than it is for exchange-traded derivatives.

To the extent that a Fund invests in securities of distressed companies, it may be exposed to greater credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed issuers include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments. Issuers of distressed-company securities may also be involved in restructurings or bankruptcy proceedings that may not be successful. An economic downturn or period of rising interest rates could negatively affect the market for these securities and reduce a Fund's ability to sell these securities.

Derivatives Risk. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures, and options on futures. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies. A small investment in derivatives could have a potentially large impact on a Fund's performance. The use of derivatives involves risks different from those associated with investing directly in the reference asset. Derivatives can be volatile, illiquid, and difficult to value and an imperfect correlation may exist between changes in the value of a derivative held by a Fund and the value of the reference asset. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, forward currency contracts, warrants, and swaps. The successful use of derivatives requires sophisticated management and to the extent that derivatives are used, a Fund will depend on the Advisor's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Generally speaking, some derivatives are "leveraged" and, therefore, may magnify or otherwise increase investment losses to a Fund. A small investment in derivatives can have a significant impact on a Fund's exposure to, among other things, securities' market values, interest rates, or currency exchange rates. A Fund's use of derivatives may also affect the amount, timing and/or character of distributions payable to, and thus taxes payable by, shareholders. If a Fund enters into a derivatives transaction as a substitute for taking a position in an underlying asset, the Fund is subject to the risk that the derivatives transaction may not provide a return that corresponds with the reference asset. Derivatives are also subject to operations risk, the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to a Fund.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund's behalf, against any losses or costs that may be incurred as a result of the Fund's transactions on the swap execution facility.

If a Fund sells protection on credit default swaps relating to debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the debt security issuer, or the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments. Writing credit default swaps effectively adds leverage to a Fund's portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a Fund's derivatives transactions and cause a Fund to lose value. Proposed regulatory changes by the SEC relating to a registered investment company's use of derivatives could potentially limit or impact the Funds' ability to invest in derivatives and adversely affect the value or performance of a Fund or its derivative instruments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies, including foreign banks or foreign branches of U.S. banks, or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries, or may at times subject such foreign countries to sanctions from the U.S. government, other foreign governments and/or international institutions that could negatively affect a Fund's investments in issuers located in, doing business in or with assets in such foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it may not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. In addition, financial institutions serving as custodians in foreign jurisdictions may be less financially stable and/or have less effective controls than financial institutions operating as custodians in the United States. Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding or other taxes in respect of foreign securities. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a Fund's yield on such securities.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

•  The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

•  A Fund may incur substantial costs in connection with conversions between various currencies;

•  A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

•  Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored depositary receipts. Depositary receipts may represent the right to receive securities of foreign issuers deposited in a bank or other depository. Some depositary receipts are traded in the United States with prices quoted in U.S. dollars.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality, or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality, or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Duration is a common metric used to measure the risk of a fixed-income investment in relation to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. Duration is expressed as a number of years and a larger duration signifies the greater interest-rate risk or reward for the investment. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this Prospectus, interest rates in the United States are near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Fund's portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Advisor will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Advisor in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund, or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's net asset value ("NAV") or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles and the value of a Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. A Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. Each Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily, and the Funds are subject to the risk that their investments in a particular segment of the fixed income markets will underperform other segments of the fixed income markets or the fixed income markets as a whole.

Geopolitical and other events may disrupt markets and adversely affect global economies. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the United States and other countries. Terrorism in the United States and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate ("LIBOR")) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the United States and global securities markets and could significantly impair the value of the Funds' investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of EU countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011 and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds' investments. During such market disruptions, the Funds' exposure to the risks described elsewhere in this "Risk Considerations" section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds' derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

In response to governmental actions or intervention, economic or market developments, or other external factors, markets may experience periods of high volatility and reduced liquidity. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or the Advisor are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund's ability to achieve its investment objective and affect the Fund's performance.

Political, social or financial instability, civil unrest, and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund's investments in issuers located in, doing business in, or with assets in such countries. A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those governmental bodies, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for a Fund's portfolio of investments and on the management of the Funds. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, a Fund may experience high levels of shareholder redemptions and may have to sell securities at times when it would otherwise not do so and at unfavorable prices. Securities may be difficult to value during such periods.

Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, a Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Funds may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

A Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

Prepayment/Extension Risk. Certain debt obligations, such as callable bonds, may be prepaid prior to their maturity dates. Additionally, the loans collateralizing certain mortgage- and asset-backed securities may be prepaid, affecting the value of the mortgage- or asset-backed securities to which they relate. The level of interest rates and other factors affect the frequency of such prepayments. In periods of rising interest rates, prepayment rates tend to decrease, which lengthens the average life of callable bonds or mortgage- and asset-backed securities. The market values of securities with longer average lives (longer maturities) tend to be subject to greater interest rate risk and their values are more volatile as a result. In periods of falling interest rates, prepayment rates tend to increase, shortening the average life of a pool of mortgage-backed securities. This leads to the risk that a Fund may lose any potential price appreciation above the bond's call price and have to reinvest the proceeds from prepayments at lower interest rates.

Additional Principal Risk Applicable to Advantage Fund

High-Yield Bond Risk. Investments in high-yield, lower-rated securities ("junk bonds") involve greater risk than investments in investment-grade securities. Such risks include:

•  A greater risk of price declines than investments in investment-grade securities (e.g., securities rated BBB, Baa, or higher, or an equivalent rating to investment grade by an NRSRO) due to changes in the issuer's creditworthiness or economic conditions.

•  The market for junk bonds may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

•  A greater risk of default than investments in investment-grade securities due to the predominantly speculative nature of the issuer's ability to make principal and interest payments.

•  Market prices for junk bonds may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for junk bonds may move more independently of interest rates than the overall bond market.

•  The market for junk bonds may be adversely affected by legislative and regulatory developments.

Comparison of Fund Performance

Past performance records of the Intermediate Bond Fund and the Advantage Fund, including: (1) calendar year total returns (without sales charges) through December 31, 2017; and (2) average annual total returns (including imposition of sales charges) through December 31, 2017 are set forth under "Fund Past Performance" beginning on page 17 of this joint proxy statement/prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of the Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under "Further information on the Reorganization." The Agreement is subject to certain closing conditions and provides for the Reorganization on the following terms:

•  The Intermediate Bond Fund will transfer all of its assets to the Advantage Fund. The Advantage Fund will assume all of the Intermediate Bond Fund's Liabilities.

•  The Advantage Fund will issue Class A shares to the Intermediate Bond Fund in an amount equal to the value of Intermediate Bond Fund's net assets attributable to its Class A shares. These shares will be distributed to the Intermediate Bond Fund's Class A shareholders in proportion to their holdings of Class A shares of the Intermediate Bond Fund on the reorganization date.

•  The Advantage Fund will issue additional Class A shares to the Intermediate Bond Fund in an amount equal to the value of the Intermediate Bond Fund's net assets attributable to its Class C shares. These shares will be distributed to the Intermediate Bond Fund's Class C shareholders in proportion to their holdings of Class C shares of the Intermediate Bond Fund on the reorganization date.

•  The Advantage Fund will issue Class I shares to the Intermediate Bond Fund in an amount equal to the value of the Intermediate Bond Fund's net assets attributable to its Class I shares. These shares will be distributed to the Intermediate Bond Fund's Class I shareholders in proportion to their holdings of Class I shares of the Intermediate Bond Fund on the reorganization date.

•  The net asset value of the shares issued by the Advantage Fund in connection with the Reorganization will be computed in the manner set forth in the then-current prospectus or statement of additional information of the Advantage Fund.

•  Following the Reorganization, the Intermediate Bond Fund will be terminated and shareholders of the Intermediate Bond Fund will be shareholders of the Advantage Fund.

Separately, and concurrently with the Reorganization, Class C shares of the Advantage Fund are expected to convert into Class A shares of the Advantage Fund.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it is in the best interest of the Intermediate Bond Fund. Because the Intermediate Bond Fund and the Advantage Fund have similar investment objectives and substantially similar principal investment strategies and principal risks, the Reorganization is being proposed to promote efficiencies and economies of scale by combining the Funds, which may reduce overall gross shareholder expenses in the future. Following the Reorganization, the Advantage Fund will continue to have the same investment objective and principal investment strategies as it does currently, and will continue to be managed by the same portfolio management team. In addition, the Advantage Fund had stronger relative performance as compared to a group of its peers as compared to the Intermediate Bond Fund's relative performance versus its peers over the 1-, 5- and 10-year periods ended February 28, 2018. The Advisor believes that the post-Reorganization Advantage Fund has stronger long-term prospects for growth than the Intermediate Bond Fund.

If the Reorganization is approved and consummated, shareholders of the Intermediate Bond Fund and the Advantage Fund are expected to incur lower management fees and lower total net expenses than those currently in effect until at least December 7, 2019, subject to the conditions of the expense cap.

Board consideration of the Reorganization

The Board, including the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Bond Fund, the Advantage Fund or of the Advisor ("Independent Trustees"), considered the Reorganization at its in-person meeting held on August 28, 2018, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by both the Funds' legal counsel and by independent legal counsel to the Independent Trustees. In reaching its decision at the August 28, 2018 meeting to approve the Plan and recommend that shareholders of the Bond Fund approve the Plan, the Board, including a majority of the Independent Trustees, determined that the participation of each of the Bond Fund and the Advantage Fund in the Reorganization is in the best interests of each of the Bond Fund and the Advantage Fund and that the interests of both existing Bond Fund shareholders and existing Advantage Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Bond Fund, the Board considered, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Bond Fund and the Advantage Fund; (2) the comparative historical performance of the Bond Fund and the Advantage Fund; (3) potential advantages to shareholders of the combined Bond Fund and Advantage Fund of investing in a larger post-Reorganization asset pool relative to the Bond Fund; (4) the prospects for growth, and for achieving economies of scale, of the combined Bond Fund and Advantage Fund relative to the Bond Fund; (5) the comparative expense ratios and available information regarding the fees and expenses of the Bond Fund and the Advantage Fund; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor of the Advantage Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Bond Fund and the Advantage Fund as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization, including the possible liquidation of the Bond Fund.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Bond Fund and the Advantage Fund, respectively, in connection with its decision to recommend approval of the Reorganization on behalf of Bond Fund. With respect to performance information, the Board reviewed information as of February 28, 2018.

  1.  A combined Fund potentially offers economies of scale that may lead to lower per-share Fund expenses in the future.

  2.  The Reorganization would permit the Bond Fund's shareholders to pursue a similar investment objective in a larger fund utilizing substantially similar investment policies. Each Fund seeks long-term capital appreciation, and the Reorganization would allow Bond Fund and Advantage Fund investors to maintain exposure to a portfolio comprised primarily of investment-grade debt securities.

  3.  On a pro forma basis, the net operating expense ratio of each class of the Advantage Fund is estimated to be lower than the current expense ratio for each corresponding class of the Bond Fund. Over the longer term, the greater asset size of the combined Fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

  4.  The Advantage Fund has stronger relative performance compared a group of its peers as compared to the Bond Fund's relative performance versus its peers over the 1-, 3-, 5- and 10-year periods ended February 28, 2018.

  5.  The Advisor's representations that the Advantage Fund has stronger long-term prospects for asset growth.

  6.  Shareholders of the Bond Fund will experience no change in shareholder services as a result of the Reorganization. The same individuals acting as portfolio managers to the Advantage Fund are expected to continue to act as portfolio managers to the combined Fund following the Reorganization.

  7.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Bond Fund, the Advantage Fund or their shareholders as a direct result of the Reorganization.

FUND PAST PERFORMANCE

Set forth below is past performance information for Intermediate Bond Fund and Advantage Fund.

The bar chart and the performance table below provide some indication of the risks of investing in the Funds by showing changes in the performance of each Fund's Class I Shares from year to year and by showing how the average annual returns of each Fund's Class A, Class C, and Class I Shares compare with those of a respective broad measure of market performance. The bar charts show changes in the performance of each Fund's Class I Shares and do not reflect the deduction of any sales charges applicable to Class A or Class C Shares. If sales charges applicable to Class A or Class C Shares had been reflected, the returns would be less than those shown below. The performance of Class A and Class C Shares will also differ due to differences in expenses. The returns in the "Average Annual Total Returns" tables reflect the deduction of any applicable sales charges. With respect to the Advantage Fund, the performance set forth below for the periods prior to February 1, 2010 includes the performance of PNC Total Return Bond Fund (the "Acquired Bond Fund"), which was reorganized into the Advantage Fund on that date. Returns through February 1, 2010 reflect the effect of the expenses of the Acquired Bond Fund. As with all mutual funds, each Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on each Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Intermediate Bond Fund
(Acquired Fund)

Calendar year total returns for Class I:

Calendar Year Total Returns

Best quarter:  3.41% (9/30/2009)

Worst quarter:  -2.08% (12/31/2016)

The Fund's year-to-date total return for Class I Shares through September 30, 2018 was -0.88%.

Advantage Fund

Calendar year total returns for Class I:

Calendar Year Total Returns

Best quarter:  6.34% (12/31/2008)

Worst quarter:  -2.68% (12/31/2016)

The Fund's year-to-date total return for Class I Shares through September 30, 2018 was -1.71%.

Average annual total returns for periods ended December 31, 2017

Fund	Share class	One year	Five years	Ten Years
Intermediate Bond Fund
	Class I
	Returns Before Taxes	2.31%	1.10%	3.20%
	Returns After Taxes on Distributions(1)	1.50%	0.32%	2.15%
	Returns After Taxes on Distributions and Sale of Fund Shares(1)	1.31%	0.53%	2.14%
	Class A
	Returns Before Taxes	(2.48)%	(0.08)%	2.47%
	Class C
	Returns Before Taxes	0.41%	0.13%	2.19%
Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)		2.14%	1.50%	3.32%

Average annual total returns for periods ended December 31, 2017

Fund	Share class	One year	Five years	Ten Years
Advantage Fund
	Class I
	Returns Before Taxes	4.06%	2.00%	4.42%
	Returns After Taxes on Distributions(1)	2.95%	0.94%	3.15%
	Returns After Taxes on Distributions and Sale of Fund Shares(1)	2.29%	1.04%	2.92%
	Class A
	Returns Before Taxes	(0.89)%	0.80%	3.61%
	Class C
	Returns Before Taxes	2.03%	1.01%	3.41%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		3.54%	2.10%	4.01%

(1)  After-tax returns are shown for Class I Shares only. After-tax returns for Class A and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

FURTHER INFORMATION ON THE REORGANIZATION

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Reorganization is not intended to result directly in the recognition of income, gain, or loss for U.S. federal income tax purposes by Advantage Fund, Intermediate Bond Fund, or the shareholders of Intermediate Bond Fund or Advantage Fund. In addition, the Reorganization will not take place unless Intermediate Bond Fund and Advantage Fund receive a satisfactory opinion from Ropes & Gray LLP ("Ropes & Gray") substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•  The Reorganization will "constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Intermediate Bond Fund and Advantage Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

•  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by Intermediate Bond Fund upon: (1) the transfer of all of its assets to Advantage Fund in exchange for Advantage Fund shares and the assumption by Advantage Fund of all liabilities of Intermediate Bond Fund; or (2) the distribution by Intermediate Bond Fund of Advantage Fund shares to Intermediate Bond Fund's shareholders in liquidation of Intermediate Bond Fund, except for (A) any gain or loss recognized on (i) "section 1256 contracts" as defined in Section 1256(b) of the Code or (ii) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of Intermediate Bond Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•  Under Section 1032 of the Code, no gain or loss will be recognized by Advantage Fund upon the receipt of Intermediate Bond Fund's assets solely in exchange for the issuance of Advantage Fund's shares to Intermediate Bond Fund and the assumption of all of Intermediate Bond Fund's liabilities by Advantage Fund;

•  Under Section 362(b) of the Code, the tax basis of the assets of Intermediate Bond Fund acquired by Advantage Fund will be the same as the tax basis of those assets in the hands of Intermediate Bond Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

•  Under Section 1223(2) of the Code, the tax holding period of the assets of Intermediate Bond Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of Advantage Fund will include Intermediate Bond Fund's tax holding period for those assets;

•  Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Intermediate Bond Fund shares solely for Advantage Fund shares as part of the Reorganization;

•  Under Section 358 of the Code, the aggregate tax basis of Advantage Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of Intermediate Bond Fund shares you surrender in exchange therefor; and

•  Under Section 1223(1) of the Code, the tax holding period of Advantage Fund shares you receive will include the tax holding period of Intermediate Bond Fund shares you surrender in the exchange, provided that you hold Intermediate Bond Fund shares as capital assets on the date of the exchange.

•  Advantage Fund will succeed to and take into account the items of Intermediate Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, Ropes & Gray will rely upon, among other considerations, reasonable assumptions, as well as representations of Intermediate Bond Fund and Advantage Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Intermediate Bond Fund shares and the fair market value of Advantage Fund shares you received.

Prior to the closing of the Reorganization, Intermediate Bond Fund will, and Advantage Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Between the shareholder meeting date of December 3, 2018 and the closing of the Reorganization, the Advisor expects to transition Intermediate Bond Fund's portfolio, which will likely include the sale of certain portfolio securities. Such sales of portfolio securities would cause Intermediate Bond Fund to incur related brokerage commissions or other transaction costs and could result in taxable gains that would be distributed to Intermediate Bond Fund's shareholders.

A Fund's ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. First, "pre-acquisition losses" of either Intermediate Bond Fund or Advantage Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the post-Reorganization Advantage Fund. Second, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization ("built-in gains"), the other Fund's pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization. Third, Intermediate Bond Fund's loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Advantage Fund for the taxable year of the Reorganization that is equal to the portion of Advantage Fund's taxable year that follows the reorganization date (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the post-Reorganization Advantage Fund. On the one hand, the shareholders of Intermediate Bond Fund will receive a proportionate share of any "built-in" (unrealized) gains in Advantage Fund's assets, as well as any taxable gains realized by Advantage Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Advantage Fund. As a result, shareholders of Intermediate Bond Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of Intermediate Bond Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Intermediate Bond Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of Advantage Fund will be available to offset capital gains of the post-Reorganization Advantage Fund realized after the Reorganization other than Intermediate Bond Fund built-in gains (as set forth above), potentially resulting in a tax benefit to Intermediate Bond Fund shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the post-Reorganization Advantage Fund following the Reorganization, and consequently the extent to which the post-Reorganization Advantage Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The table below sets forth certain tax attributes of each Fund as of July 31, 2018. Had the Reorganization occurred on that date, it would have been expected to result in minimal tax costs to shareholders of both Funds. Both Funds have minimal capital loss carry-forwards and, in any event, neither Fund expects to have realized gains against which capital loss carry-forwards may be offset in the foreseeable future.

	Unrealized Short-Term Capital Gain (Loss)	Percentage of Fund's NAV represented by Unrealized Short-Term Capital Gain (Loss)	Unrealized Long-Term Capital Gain (Loss)	Percentage of Fund's NAV represented by Unrealized Long-Term Capital Gain (Loss)	Capital Loss Carry- forwards(1)	Percentage of Fund's NAV represented by Capital Loss Carryforwards
Intermediate Bond Fund	(1,581,154)	0.99%	(1,458,032)	0.91%	173,200	0.11%
Advantage Fund	(1,508,107)	0.97%	(1,860,601)	0.93%	1,740,852	1.12%

(1)  As of May 31, 2018. Intermediate Bond Fund's capital loss carry-forwards will be subject to an annual limitation in accordance with Section 382 of the Internal Revenue Code.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this joint proxy statement/prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of Intermediate Bond Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by Advantage Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of Advantage Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the relevant Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the relevant Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of Intermediate Bond Fund and Advantage Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of Intermediate Bond Fund, in accordance with the provisions of Intermediate Bond Fund's amended and restated agreement and declaration of trust and by-laws. The obligations of Intermediate Bond Fund and Advantage Fund are also subject to the receipt of a favorable opinion of Ropes & Gray as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board, on behalf of Intermediate Bond Fund or of Advantage Fund, may terminate the Agreement as to the respective Fund (even if the shareholders of the Fund have already approved it) at any time before the Reorganization date, if the Board believes that proceeding with the Reorganization for a Fund would no longer be advisable.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of May 31, 2018, and the pro forma combined capitalization of Advantage Fund as if the proposed Reorganization had occurred on May 31, 2018.

It is impossible to predict how many shares of Advantage Fund will actually be received and distributed by Intermediate Bond Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of Advantage Fund shares that will actually be received and distributed.

Fund	Net assets	Net asset value per share	Shares outstanding
Intermediate Bond Fund
Class A	$2,782,973	$10.64	261,453
Class C	$138,276	$10.68	12,950
Class I	$156,788,542	$10.63	14,744,863
Total	$159,709,791		15,019,266
Advantage Fund
Class A	$3,589,602	$10.47	342,725
Class C	$340,773	$10.49	32,498
Class I	$151,937,162	$10.45	14,532,821
Total	$155,867,537		14,908,044
Advantage Fund (Pro Forma Combined)*
Class A**	$6,851,624	$10.47	654,284
Class I	$308,725,704	$10.45	29,536,509
Total**	$315,577,328		30,190,793

*   Pro forma figures reflect the effect of the estimated Reorganization Costs.

**   Amounts presented reflect the separate and concurrent conversion of Class C shares of the Advantage Fund into Class A shares of the Advantage Fund.

If the Reorganization had taken place on May 31, 2018, in accordance with the Agreement:

(i) approximately 1.016 and 1.020 of Advantage Fund Class A shares would have been issued to holders of Intermediate Bond Fund Class A and Class C shares, respectively, for every Class A or Class C share of Intermediate Bond Fund they held on that date; and

(ii) approximately 1.017 of Advantage Fund Class I shares would have been issued to holders of Intermediate Bond Fund Class I shares, for every Class I share of Intermediate Bond fund they held on that date.

ADDITIONAL INFORMATION ABOUT THE FUNDS

For more information about the Funds, please consult Exhibit C.

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of Intermediate Bond Fund. Similarly, the Board, including the Independent Trustees, approved the Reorganization on behalf of Advantage Fund. The Board, including a majority of the Independent Trustees, also determined that the participation of each of the Bond Fund and the Advantage Fund in the Reorganization is in the best interests of each of the Bond Fund and the Advantage Fund and that the interests of both existing Bond Fund shareholders and existing Advantage Fund shareholders will not be diluted as a result of the Reorganization.

The trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit the Advisor. Although the expected advisory fee rate of Advantage Fund after the Reorganization is lower than the advisory fee rate currently paid by shareholders of Intermediate Bond Fund and Advantage Fund, the Advisor is nonetheless expected to benefit from potential additional economies of scale as a result of increased assets under management and/or the reduced impact of waivers/expense limitations currently applicable to Intermediate Bond Fund.

VOTING RIGHTS AND REQUIRED VOTE

Approval of the Proposal described above requires the affirmative vote of a majority of votes cast at a meeting of the shareholders of the Intermediate Bond Fund where a quorum is present. All shareholders of the Intermediate Bond Fund are entitled to vote on the Proposal. Shares will be voted in the aggregate, without regard to class.

Type of Shares	For Purposes of Quorum	For Purposes of the Proposal
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the Meeting may be voted in person at the Meeting. Shares present by proxy will be voted in accordance with the voting shareholders' instructions.
Signed Proxy with no voting instruction (other than Broker non-vote)	Considered present at the Meeting.	Will be voted "for" the proposal. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.
Broker non-vote	Considered present at the Meeting.	Will not be treated as votes cast at the Meeting. Therefore, they will have no effect on the Proposal.
Abstain	Considered present at the Meeting.	Will not be treated as votes cast at the Meeting. Therefore, they will have no effect on the Proposal.

If the required approval of the eligible shareholders is not obtained with respect to the Proposal, the Board will consider what further action may be appropriate, which may include re-soliciting shareholders to approve the Proposal or liquidating the Intermediate Bond Fund.

INFORMATION CONCERNING THE MEETING

Solicitation of proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund's investment advisor, the Advisor, and its transfer agent, BNY Mellon, by its proxy solicitor, Broadridge; or by broker-dealer firms. BNY Mellon, together with Broadridge, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $10,000 for the proxy.

Revoking proxies

Each Intermediate Bond Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•  By filing a written notice of revocation with the Fund's proxy solicitor;

•  By returning a duly executed proxy with a later date before the time of the Meeting; or

•  If a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the Meeting alone does not revoke a previously executed and returned proxy.

Quorum

Only shareholders of record on the record date are entitled to notice of and to vote at the Meeting. Forty percent of the outstanding shares of Intermediate Bond Fund that are entitled to vote on the Proposal, which are present in person or represented by proxy, will constitute a quorum for the transaction of business with respect to the Proposal.

The numbers of shares of beneficial interest of Intermediate Bond Fund as of October 19, 2018 (the "record date") are set forth on Exhibit B.

Other business

The Board knows of no business to be presented for consideration at the Meeting other than the Proposal identified in this proxy. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the Proposal. Any adjournment will require the affirmative vote of a majority of the shares of Intermediate Bond Fund at the session of the meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the Proposal, the persons named as proxies will vote those proxies favoring the Proposal in favor of adjournment, and will vote those proxies against the Proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the Proposal.

Telephone voting

In addition to soliciting proxies by mail, by e-mail, or in person, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of the Advisor, the Fund's transfer agent, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions, and to confirm that the voting instructions have been properly recorded.

•  A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's Social Security number or other identifying information.

•  The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

•  To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•  A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•  If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•  Read this joint proxy statement/prospectus and have your proxy card(s) at hand.

•  Go to the website on the proxy card(s).

•  Enter the control number found on your proxy card(s).

•  Follow the instructions on the website. Please call us at 1-800-690-6903 if you have any problems.

•  To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders' Proposals

The management team of your Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at PNC Capital Advisors, LLC, 1 East Pratt Street, 5th Floor, Baltimore, MS 21202, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

Information as to the number of shares outstanding for Intermediate Bond Fund, and information regarding share ownership of each Fund, as of the record date or such other recent date as may be indicated, is set forth in Exhibit B to this proxy statement.

EXPERTS

The financial highlights and financial statements of each of Intermediate Bond Fund and Advantage Fund, included in the Funds' Annual Report to Shareholders for the fiscal year ended May 31, 2018 (File Nos. 033-00488 and 811-21777), have been audited by Deloitte & Touche LLP. These financial highlights and financial statements have been incorporated by reference into the Merger SAI insofar as they relate to the Bond and Advantage Fund.

Each of Intermediate Bond Fund and Advantage Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended May 31, 2018 to any shareholder upon request. The Annual Report of each of Intermediate Bond Fund and Advantage Fund for the fiscal year ended May 31, 2018 was filed with the SEC on August 7, 2018.

The audited annual financial statements and financial highlights have been included in reliance on the reports of Deloitte & Touche LLP, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at sec.gov.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of December [ ], 2018, by and between PNC Intermediate Bond Fund (the "Acquired Fund"), a series of PNC Funds (the "Trust"), a Delaware statutory trust, and PNC Total Return Advantage Fund (the "Acquiring Fund"), a series of the Trust. PNC Capital Advisors, LLC, a Delaware limited liability company, joins this Agreement solely for the purposes of paragraph 5.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of one or more classes of shares of the Acquiring Fund (the "Merger Shares"), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.  Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)  The Acquiring Fund is a series of shares of the Trust, a Delaware statutory trust duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust's Amended and Restated Agreement and Declaration of Trust dated August 25, 2009, as may be amended (the "Trust Declaration"), and the 1940 Act.

(c)  The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a "regulated investment company" ("RIC") within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)  The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended May 31, 2018, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP ("Deloitte"), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of May 31, 2018, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)  The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of May 31, 2018, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)  The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Trust (the "Board of Trustees"), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund's shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(g)  Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust's or the Acquiring Fund's ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)  Neither the Trust nor the Acquiring Fund is obligated under any provision of the Trust Declaration or the Trust's By-laws, as amended (the "Trust By-laws"), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)  No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)  The registration statement on Form N-14 filed with the Securities and Exchange Commission (the "Commission") by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the "Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)  did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)  does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l)  The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares.

(n)  The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(o)  At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)  At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)  The Acquiring Fund has timely filed, or intends to timely file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.  Representations and Warranties of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)  The Acquired Fund is a series of shares of the Trust, a Delaware statutory trust duly organized and validly existing under, and in good standing in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Trust Declaration and the 1940 Act.

(c)  The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)  The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund's shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

(e)  The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended May 31, 2018, and the audited financial statements appearing therein, having been audited by Deloitte, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of May 31, 2018, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)  The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of May 31, 2018, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)  Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund which assert liability on the part of the Trust or the Acquired Fund or which materially affect the financial condition of the Trust or the Acquired Fund or the Trust's or the Acquired Funds' ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)  There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)  Neither the Trust nor the Acquired Fund is obligated under any provision of the Trust Declaration or the Trust By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)  The Acquired Fund has timely filed, or intends to timely file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)  As used in this Agreement, the term "Acquired Fund Investments" shall mean:

(i)  the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)  all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)  The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)  did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)  does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund ("Acquired Fund Shares"). The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o)  All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)  The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)  The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.  The Reorganization.

(a)  Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)  If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)  nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Board of Trustees or the Acquired Fund's investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)  nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Board of Trustees or the Acquiring Fund's investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)  Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on June 1, 2018 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on May 31, 2018.

(d)  The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)  The Valuation Time shall be 4:00 P.M., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

(f)  Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)  The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Delaware law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)  The Acquiring Fund will (a) file with the Secretary of the State of Delaware any necessary amendment to the Trust Declaration and (b) implement any amendment to the Trust By-laws necessary to consummate the Reorganization.

4.  Valuation.

(a)  On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value (i) in the case of Class A shares of the Acquiring Fund to be delivered to the Acquired Fund for distribution to Class A shareholders of the Acquired Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund's Class A shares, and (ii) in the case of Class A shares of the Acquiring Fund to be delivered to the Acquired Fund for distribution to Class C shareholders of the Acquired Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund's Class C shares, and (iii) in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund's Class I shares, on such date, determined as hereinafter provided in this Section 4.

(b)  The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)  The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

(d)  No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)  The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

5.  Payment of Expenses.

(a)  Except as otherwise provided in this Section 5, PNC Capital Advisors, LLC, investment adviser to the Acquired and Acquiring Funds, (the "Advisor") will bear and pay directly the costs and expenses incurred in connection with the Reorganization. The Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)  In the event that the Reorganization contemplated by this Agreement is not consummated, then the Advisor will bear all the costs and expenses incurred in connection with such Reorganization.

(c)  Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)  Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of subchapter M of the Code.

6.  Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a)  Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)  The Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)  In connection with the Acquired Fund shareholders' meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)  The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)  The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)  Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)  The Trust shall:

(i)  following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Delaware, the Trust Declaration, and Trust By-laws, the 1940 Act and any other applicable law;

(ii)  not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)  on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i)  Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)  Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust, the Acquiring Fund, and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP ("Ropes & Gray"), counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Ropes & Gray).

(k)  In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund's taxable period first ending after the Closing Date and for all prior taxable periods.

(l)  Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Trust, an open-end management investment company registered under the 1940 Act.

7.  Closing Date.

(a)  Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on December 7, 2018, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date."

(b)  To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

(c)  The Acquired Fund will deliver to the Acquiring Fund on the Closing Date (i) copies of all relevant tax books and records and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)  As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.  Conditions of the Acquired Fund's Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)  That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees, and that the Reorganization shall have been approved by the affirmative vote of a majority of votes cast at a meeting of the shareholders of the Acquired Fund where a quorum is present, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees certified by its Secretary or President.

(b)  That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its President (or Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund's President (or Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)  That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund's President (or Vice President), its Chief Financial Officer, or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  That the Acquired Fund shall have received the opinion(s) of Ropes & Gray or Smith, Katzenstein & Jenkins LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)  the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(ii)  this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iii)  neither the execution or delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(iv)  to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)  That the Acquired Fund shall have received the opinion(s) of Smith, Katzenstein & Jenkins LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that

(i)  both the Acquiring Fund has been duly established and the Trust has been duly formed and validly existing under the laws of the State of Delaware;

(ii)  the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable; and

(iii)  to their knowledge, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body.

(g)  That the Acquired Fund shall have obtained an opinion from Ropes & Gray dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, substantially to the effect that, based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(i)  The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii)  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all the Acquired Fund Investments to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or (ii) the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation, except for (x) any gain or loss that may be recognized on "section 1256 contracts" as defined in Section 1256(b) of the Code as a result of the closing of the taxable year of the Acquired Fund, (y) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (z) any other gain or loss that may be required to be recognized (A) as a result of the closing of the taxable year of the Acquired Fund, (B) upon the termination of a position, or (C) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction;

(iii)  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

(iv)  Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund pursuant to this Agreement will be the same as the Acquired Fund's tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(v)  Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets received from the Acquired Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized in (b) above, will include the periods during which such assets were held or treated for federal income tax purposes as held by the Acquired Fund;

(vi)  Under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Merger Shares;

(vii)  Under Section 358 of the Code, the aggregate tax basis of Merger Shares received by a shareholder of the Acquired Fund pursuant to this Agreement will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

(viii)  Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Merger Shares received pursuant to this Agreement will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Acquired Fund shares exchanged therefor, provided that such shareholder held such Acquired Fund shares as capital assets; and

(ix)  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

(h)  That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(i)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9.  Conditions of the Acquiring Fund's Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That the Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees, and that the Reorganization shall have been approved by the affirmative vote of a majority of votes cast at a meeting of the shareholders of the Acquired Fund where a quorum is present; and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees, and a certificate setting forth the vote(s) of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or President.

(b)  That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by its President (or Vice President) or its Treasurer, and a certificate signed by the Acquired Fund's President (or Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund's most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)  That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund's President (or Vice President), its Chief Financial Officer or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)  That the Acquiring Fund shall have received the opinion(s) of Ropes & Gray or Smith, Katzenstein & Jenkins LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)  the Acquired Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(ii)  this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iii)  neither the execution or delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(iv)  to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)  That the Acquiring Fund shall have received the opinion(s) of Smith, Katzenstein & Jenkins LLP, special counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that both the Acquired Fund has been duly established and the Trust has been duly formed and validly existing under the laws of the State of Delaware and that, to their knowledge, the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body.

(g)  That the Acquiring Fund shall have obtained an opinion from Ropes & Gray, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(h)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquired Fund, be contemplated by the Commission.

(i)  That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(j)  That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k)  That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on January 1, 2018 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on May 31, 2018.

10.  Termination, Postponement and Waivers.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)  by consent of the Board of Trustees;

(ii)  by the Board of Trustees if any condition of the Acquired Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii)  by the Board of Trustees if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)  If the Reorganization contemplated by this Agreement has not been consummated by [•], this Agreement automatically shall terminate on that date, unless a later date is determined by the Board of Trustees.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees, acting on behalf of one of the Funds (if such Fund is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)  If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Indemnification.

(a)  Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

(b)  The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  Other Matters.

(a)  All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the PNC Intermediate Bond Fund c/o PCA Capital Advisors LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to PNC Total Return Advantage Fund c/o PCA Capital Advisors LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)  This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)  It is expressly agreed that the obligations of the Trust, on behalf of the Acquired Fund and on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Trust Declaration. The execution and delivery of this Agreement has been authorized by the Board of Trustees on behalf of the Acquired Fund and on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust on behalf of the relevant Fund as provided in the Trust Declaration.

(e)  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

PNC FUNDS,
on behalf of its series, PNC Intermediate Bond Fund

By:  _______________________________________________

Name:  _______________________________________________

Title:  _______________________________________________

PNC FUNDS,
on behalf of its series, PNC Total Return Advantage Fund

By:  _______________________________________________

Name:  _______________________________________________

Title:  _______________________________________________

Agreed to and accepted as to Section 5 only:
PNC CAPITAL ADVISORS, LLC

By:  _______________________________________________

Name:  _______________________________________________

Title:  _______________________________________________

EXHIBIT B — OUTSTANDING SHARES AND SHARE OWNERSHIP

This table shows, as of the record date, the number of shares of each class of Intermediate Bond Fund to be voted at the Meeting.

Intermediate Bond Fund	Shares Outstanding
Acquired Fund
Class A	230,289.03
Class C	11,464.23
Class I	10,384,090.96
Total	10,625,844.22

As of the record date, the trustees and officers of each of the Intermediate Bond Fund and the Advantage Fund owned in the aggregate less than 1% of each class of each such Fund's outstanding shares.

Set forth below for the Intermediate Bond Fund and the Advantage Fund is information as to shareholders, if any, known by such Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of such Fund as of October 31, 2018 (except as otherwise noted).

Share Class	Shareholder Name and Address	Record or Beneficial Ownership	Percentage Ownership*	Percentage ownership following Reorganization
Intermediate Bond Fund
Class A	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	Record	6.01%	2.50%
Class C	PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	Record	51.48%	1.07%
	BNYM I S TRUST CO CUST IRA FBO DOUGLAS K HAPPEL 3802 NORTHUMBERLAND DR LOUISVILLE KY 40245-1831	Beneficial	9.29%	0.19%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Record	6.65%	0.14%
	RAYMOND JAMES & ASSOC INC CSDN FBO DEBORAH STARK IRA 723 SILVER FOX CROSSING COLLINSVILLE IL 62234	Beneficial	6.25%	0.13%
	RAYMOND JAMES & ASSOC INC CSDN FBO JEFFREY Y SLATE IRA 1400 DUCKTAIL CT JACKSONVILLE FL 32259-5248000	Beneficial	5.60%	0.12%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Record	5.15%	0.11%

Share Class	Shareholder Name and Address	Record or Beneficial Ownership	Percentage Ownership*	Percentage ownership following Reorganization
Class I	SAXON & CO PO BX 7780-1888 PHILADELPHIA, PA 19182	Record	47.08%	22.33%
	SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	Record	27.88%	13.23%
	SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	Record	21.42%	10.16%
Advantage Fund
Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	Record	26.82%	13.58%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	Record	11.17%	0.64%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Record	10.08%	0.58%
	BNYM I S TRUST CO CUST ROLLOVER IRA JAMES LINTON 203 FLOWER CT MOUNT AIRY MD 21771	Beneficial	8.01%	0.46%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Record	7.44%	0.43%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Record	7.35%	0.42%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	Record	7.07%	0.41%
	BNYM I S TRUST CO CUST IRA FBO DOUGLAS R BAHR 187 12TH ST PASADENA MD 21122	Beneficial	5.89%	0.34%

Share Class	Shareholder Name and Address	Record or Beneficial Ownership	Percentage Ownership*	Percentage ownership following Reorganization
	JOHN E MAYS AND JANE C MAYS JTWROS 13801 YORK RD APT M4 COCKEYSVILLE MD 21030-1891	Beneficial	5.32%	0.31%
Class I	SAXON & CO. PO BOX 7780-1888 PHILADELPHIA, PA 19182	Record	49.19%	25.98%
	SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	Record	15.50%	8.19%
	SAXON & CO PO BX 7780-1888 PHILADELPHIA, PA 19182	Record	9.85%	5.20%

* Information provided as of the record date.

EXHIBIT C — ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information Regarding the Funds' Investment Policies

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investment policies of the Funds.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience losses and/or delays in recovering the loaned securities or exercising its rights in the collateral. The Fund bears the risk of loss on any collateral it invests.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Liquid investments made by the Funds may become illiquid after their purchase by the Funds, potentially rapidly and unexpectedly. The Advisor's determination that an investment should be treated as liquid for purposes of this policy provides no assurance that the investment will not become illiquid at a later time or that the investment will be sold at or near the price at which the Fund has valued the investment. Restricted securities are a type of security that may only be resold to certain eligible qualified buyers and may be considered illiquid. From time to time, a Fund may determine pursuant to procedures adopted by the Funds' Board that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security (e.g., a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond, or note) for a relatively short period for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash with limited market risk, although the Fund bears the risk of a seller's failure to meet its obligation to pay the repurchase price when it is required to do so. Such a default may subject a Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights as to the security and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Foreign Securities

Each Fund may invest in foreign securities. Such securities may or may not be listed on foreign stock exchanges and may include equity securities and debt securities (e.g., convertible bonds) of foreign entities and obligations of foreign branches of U.S. banks and of foreign banks. Investments in foreign securities involve certain inherent risks, such as risks specific to the country of issue, foreign currencies, the availability of information and differing regulatory regimes. For more information, please see "Foreign (Non-U.S.) Investment Risk" in the "More Information About Principal Risks" section of this prospectus.

Cash Management

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate registered investment company affiliated with PNC Funds ("Affiliated Money Market Funds"), and other investment companies. The Funds bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Advisor or its affiliates, except that the Advisor has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Advisor by an Affiliated Money Market Fund with respect to a Fund's short-term cash reserves invested in an Affiliated Money Market Fund. Certain other contractual and voluntary advisory fee waivers may reduce the Advisor's obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund's securities lending program invested in an Affiliated Money Market Fund, and the waiver may be terminated at any time without prior notice. Because the Advisor and/or its affiliates receive fees for providing services to PNC

Funds and certain other funds in which the Funds may invest, the Funds' investments in such funds benefit the Advisor and/or the Advisor's affiliates.

Convertible Securities

Each Fund may invest in convertible securities, which have characteristics of both fixed income and equity securities.

Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, the credit quality of the issuer and any call provisions.

Industries and Sectors

A Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industries or sectors. To the extent that a Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, the Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector or asset class.

Notes on Investment Limitations

Each Fund has adopted policies or restrictions that set, for example, minimum and maximum percentages of its assets to be allocated to certain types of investments. Unless otherwise indicated, all limitations apply only at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. For example, a change in the value of an investment or its credit rating after it is acquired does not create a violation of any policy to limit a Fund's investment to a certain percentage of assets or in issuers of a certain credit quality. When an investment is rated by more than one NRSRO, the Advisor will utilize the highest rating for that security for purposes of applying any investment policies that incorporate credit ratings (e.g., a policy to invest a certain percentage of a Fund's assets in securities rated investment grade) except where a Fund has a policy to invest a certain percentage of its assets in securities that are rated below investment grade, in which case the Fund will utilize the lowest rating that applies to that investment.

Disclosure of Portfolio Holdings

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each calendar quarter. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each calendar month-end. Portfolio holdings information is typically posted within 15 days after the end of each calendar quarter or month, as applicable. As described in further detail in the SAI, certain Funds disclose monthly portfolio holdings as of one month prior to the most recent month end. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. After April 30, 2019, the information will be available on the Funds' website until the date on which a Fund files its next monthly portfolio holdings report with the SEC on Form N-PORT. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (http://pncfunds.com/resources/prospectus_reports/default.fs).

Manager of Managers Structure

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Advisor, with the approval of the Board, to appoint and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Advisor has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers, notifying them of their termination and recommending to the Board their hiring or replacement. Currently, neither Fund operates under a Manager of Managers structure. The Advisor may, in the future, recommend to the Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified within 90 days of the hiring of a sub-adviser.

Portfolio Management Teams

References to the "Advisor" in the portfolio manager descriptions below include the Advisor, the predecessor firm or affiliates. The individuals who currently act as portfolio managers to Advantage Fund are expected to continue to act as portfolio managers to the Advantage Fund following the Reorganization.

Name	Business Experience

Intermediate Bond Fund

Sean T. Rhoderick, CFA Managing Director and Chief Investment Officer of Taxable Fixed Income Years with the Advisor and affiliated entities: 14 Industry experience: 24 years Years managing Fund: 9

Mr. Rhoderick is jointly and primarily responsible for the day-to-day management of the fixed income funds. Prior to joining the Advisor in 2004, Mr. Rhoderick was a corporate bond analyst with FreddieMac.

Jeffrey Bryant, CFA Assistant Portfolio Manager Years with the Advisor: 13 Industry experience: 13 years Years managing Fund: 1	Mr. Bryant is jointly and primarily responsible for the day-to-day management of the Intermediate Bond Fund. Mr. Bryant has been with the Advisor since 2005.

Advantage Fund

Sean T. Rhoderick, CFA Managing Director and Chief Investment Officer of Taxable Fixed Income Years with the Advisor and affiliated entities: 14 Industry experience: 24 years Years managing Fund: 14

Mr. Rhoderick is jointly and primarily responsible for the day-to-day management of the fixed income funds. Prior to joining the Advisor in 2004, Mr. Rhoderick was a corporate bond analyst with FreddieMac.

John Graziani, CFA Portfolio Manager Years with the Advisor: 9 Industry experience: 12 Years Years managing Fund: 1	Mr. Graziani is jointly and primarily responsible for the day-to-day management of the PNC Bond Fund and the Advantage Fund. Mr. Graziani has been with the Advisor since 2010.
Jason Weber, CFA Assistant Portfolio Manager Years with the Advisor: 11 Industry experience: 14 Years Years managing Fund: 1	Mr. Weber is jointly and primarily responsible for the day-to-day management of the PNC Bond Fund, PNC Government Mortgage Fund and the Advantage Fund. Mr. Weber has been with the Advisor since 2007.

Additional Information

The Board generally oversees the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, sub-advisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended third-party (or other form of) beneficiaries of those contractual arrangements. The Trust's and the Funds' contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of a Fund. Neither this prospectus, the Funds' Statement of Additional Information, nor the Funds' registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Purchasing, Exchanging and Redeeming Fund Shares

For purposes of this prospectus, a "Business Day" means, with respect to a particular Fund, any day on which that Fund calculates its NAV.

The Advisor and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Advisor or its affiliates may pay fees, from their on assets, to financial intermediaries (including financial intermediaries that are affiliates of the Advisor) for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Advisor and its affiliates also participate in certain arrangements whereby the Advisor or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of Fund shares. In addition, the Advisor or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Advisor or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Advisor will monitor each Fund's asset size and, subject to approval by the Board, may decide to close a Fund at any time to new investments or new accounts if the Advisor believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

How to Purchase and Exchange Fund Shares

New Account Set Up	Adding to an Existing Account
Online pncfunds.com	• Visit our site and click on "Open an Account" to submit an online application. Or log on to our on-line Forms Center to print an application and mail to the address below.
• Unless you arrange to pay by wire or Automated Clearing House ("ACH"), write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash, or cash equivalents (i.e., cashier's check, bank draft, money order, or travelers' check).

• You may place your purchase order on our website using your established banking instructions for payment. To authorize this service, please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash, or cash equivalents (i.e., cashier's check, bank draft, money order, or travelers' check).	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Funds (Fund Name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

New Account Set Up	Adding to an Existing Account
• Mail the completed and signed account application and your check to:
 PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722	• Mail the instructions and the check to one of the two mailing addresses provided.
• The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposits in the mail or with such services or receipt at the Funds post office box, or purchase orders or redemption requests do not constitute receipt by the Transfer Agent.
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
The Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
The Bank of New York Mellon Inc.
as Agent for PNC Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Funds
c/o The Bank of New York Mellon
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Funds
c/o The Bank of New York Mellon
4400 Computer Drive
Westborough, MA 01581-1722
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• If your bank account information is on file, you can request purchases through federal funds wire or electronic transfer through the ACH.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

New Account Set Up	Adding to an Existing Account
Planned Investment Program (systematic investing) (Class A and Class C Shares)	• With a $100(1) minimum initial investment, you may purchase Class A or Class C Shares automatically through regular deductions from your regular checking or savings bank account in amounts of at least $100(1) per month per account.
• You may arrange for participation in this program when a new account is established.	• With current bank account information on your account, participation in the program can be arranged via the Internet or by calling 1-800-622-FUND (3863).
• For existing accounts, without bank account information, participation can be arranged by completing an Account Maintenance Form with banking information. This form must include a signature guarantee by a bank or other financial institution.
By Exchange	• You may exchange your shares of a PNC Fund for the same class of shares of another PNC Fund.
• Call with your account name, number, and amount of exchange into an existing account (minimum amount for Class A and Class C Shares is $1,000).
• Please see "General Information Regarding Purchases" for information regarding the deadlines for the submission of purchase and sale orders for the Funds. Not all of the PNC Funds have the same deadline for the submission of orders for processing. Accordingly, when you exchange shares of one PNC Fund for shares of another PNC Fund, your account may be un-invested for the period of time between when the sale portion of your request exchange has been effected and when the purchase portion of your exchange has been effected.	• If you previously selected the telephone exchange option for your account, call our Investor Services at 1-800-622-FUND (3863) to exchange your shares.
• To authorize exchanges to your account, please complete an Account Maintenance Form or call Investor Services.

(1) Prior to September 28, 2017, PIPs were subject to initial and subsequent investment minimums of $50. PIP accounts established prior to that date will continue to be subject to the lower investment minimums.

Systematic Exchange Program (Class A and Class C Shares)

•  You may exchange Class A or Class C Shares of a PNC Fund for any other PNC Fund of the same class automatically, at periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $100.

•  Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program. See the section entitled "Reduced Sales Charges — Class A Shares" for additional information about Letters of Intent.

•  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

•  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge you fees or commissions in connection with that purchase that are not otherwise disclosed in this prospectus.

•  In order for you to receive a Fund's NAV determined on a Business Day when you purchase, redeem or exchange through an authorized financial intermediary, your authorized financial intermediary must receive your purchase, redemption or exchange request in good order before the time as of which the Funds calculate their NAVs (normally, 4:00 p.m., Eastern time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. However, the Funds may enter into contractual arrangements with certain brokers and financial intermediaries or their authorized designees ("authorized intermediaries") to treat purchase and redemption orders as received by a Fund as of the time they are received by the financial intermediary. In general, the Funds will be deemed to have received such purchase or redemption orders as of the time they are received in good order as determined by the financial intermediary and in accordance with this prospectus. The time as of which shares are priced and the time until which purchase, exchange and redemption orders are accepted for processing at the NAV calculated that day may be changed by a Fund in its discretion (without notice) as permitted by applicable law or the SEC.

Note: If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase).

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

How We Calculate NAV

The price of Fund shares is based on the Fund's NAV. The NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and share class expenses.

The Funds value their portfolio securities for purposes of calculating their NAVs using procedures approved by the Funds' Board. Those procedures allow for a variety of methodologies to be used to value a Fund's securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time a Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies a Fund may use to value a security and they may not represent the means by which a Fund's investments are valued on any particular business day.

In calculating NAV, a Fund generally values its investment portfolio at market price. Equity securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are normally valued at the last quoted sales price on the exchange or market on which they principally trade. Values for fixed income securities may be determined on the basis of evaluations provided by an independent pricing service. These securities are typically valued at quoted bid prices (as obtained by the pricing service from dealers in such securities) when readily available and representative of the bid side of the market. Debt securities that are valued using pricing service evaluations or fair values determined by the Advisor's Pricing Committee may be valued based on information such as the yields or prices of bonds of comparable quality, coupon, maturity and type; quoted bid prices or indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The independent pricing service may also employ electronic data processing techniques and matrix systems to determine the values of the Funds' fixed income securities. The Funds may hold investment positions in sizes smaller than institutionally sized round lot positions (sometimes referred to as 'odd lots'). Pricing services generally provide evaluations on the basis of institutionally-sized round lots. The Funds do not generally apply (and have not historically applied) discounts to pricing service evaluations of securities when they hold and value odd lot positions. If a Fund sells a position in an odd-lot transaction, the sale price may be less than the value at which the position has been held by the Fund.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued at the last sale price on the exchange on which they are principally traded or, if there is no recent sale, at the last current bid quotation and are translated from the local currency into U.S. dollars using the prevailing market rate at the close of markets on the day of valuation. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

Futures contracts are valued at daily quoted settlement prices. Forward currency contracts are valued based upon closing exchange rates from each respective foreign market.

Investments by any Fund in any mutual fund are valued at their respective NAVs, if available, as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. If market prices are not readily available, including when quoted prices are considered to be unreliable by the Advisor, fair value prices will be determined in good faith by the Advisor, assisted by the Fund accountant, using methods approved by the Board. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time as of which the Fund calculates its NAV that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund may also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities such that market quotations are not reliable or readily available. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Expenses common to all the Funds in PNC Funds may be allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees, shareholder service fees, sub-administration fees, recordkeeping fees and/or sub-transfer agency services fees relating to a specific Class are charged directly to that Class.

The SAI contains more detailed information concerning how the Funds value their investments.

General Information Regarding Purchases

You may purchase shares of the Funds on each day that the NYSE is open. Shares cannot be purchased by wire transactions on days when the Federal Reserve banks are closed.

PNC Funds may reject any purchase order, including if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the same Business Day, or as soon thereafter as possible.

General Information Regarding Short-Term Trading

The Board has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. Funds that operate as money market funds generally do not seek to detect short-term trading, but reserve the right to do so when the Board deems appropriate.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple investors, are a common form of holding shares among retirement and college saving plans and financial intermediaries such as brokers, advisers, and third-party administrators. Omnibus accounts aggregate purchase or redemption and exchange requests on a daily basis and the identity of individual investors may not be known to the Fund. With respect to suspected market timing by investors who acquire shares through omnibus accounts, different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

General Trading Limits: Fund shareholders are limited to no more than one "round trip" transaction during a 60-day period. A round trip occurs when a shareholder purchases or exchanges-in shares and then subsequently sells or exchanges-out shares within a short period of time of the original purchase or exchange-in date. A Fund may restrict or refuse purchase and exchange orders into the Fund if a shareholder has made two or more round trips during a 60-day period.

PNC Funds reserves the right to notify shareholders who violate PNC Funds' general trading limits as such violations may constitute market timing activities. If a shareholder continues such deemed market timing activities after being notified, the account may be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

•  Reject a purchase or exchange order

•  Delay payment of immediate cash redemption proceeds for up to seven calendar days

•  Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

•  Limit the amount of any exchange

•  Close an account

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

Sales Charges

Front-End Sales Charges — Class A Shares

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

Intermediate Bond and Total Return Advantage Funds

If your Investment is:	Sales Charge as a % of Offering Price Per Share	As a % of Net Amount Invested	Dealers' Reallowance as a % of Offering Price Per Share
Less than $50,000	4.50	4.71	4.00
$50,000 but less than $100,000	4.00	4.17	3.50
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 or more*	—	—	—

* There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, the Advisor, or one of their affiliates, may make a payment to the selected dealer in an amount not to exceed 0.50% of the amount invested. If you redeem the shares purchased without a sales charge within 12 months after the purchase date, a contingent deferred sales charge of up to 0.50% may be assessed against your account. Please see the section entitled "Contingent Deferred Sales Charges" for additional information.

Investors may purchase Class A or Class C Shares from authorized financial intermediaries. In addition, investors may purchase Class A or Class C Shares directly from the Fund's underwriter. The sales charges applicable to Class A and Class C Shares apply whether an investor purchases through a financial intermediary or directly from a Fund's principal underwriter. Any applicable sales charge is deducted from the shareholder's investment and paid to the Funds' underwriter. The underwriter may use those monies, together with any 12b-1 fees paid to it, to pay for any eligible distribution or marketing expense or shareholder services, including to reimburse the Advisor for certain up-front payments and/or finder's fees paid by the Advisor to financial intermediaries in connection with the sale of shares of the Funds. For additional information, see the "Distribution and Shareholder Services Plans" section of this prospectus.

In addition, the Advisor or its affiliates will pay finder's fees to dealers on new investments in Class A Shares in lieu of the dealer receiving a front-end sales charge as follows:

0.50% on amounts between $1 million and $5 million; plus

0.25% on amounts over $5 million

Reduced Sales Charges — Class A Shares

Rights of Accumulation. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)  your account;

(ii)  your spouse's account;

(iii)  a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide PNC Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

Combined Purchases. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. You must notify PNC Funds of the purchases that qualify for this discount at the time of purchase. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

•  all of your accounts at PNC Funds or a financial intermediary;

•  any of your accounts at another financial intermediary; and

•  accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Letter of Intent. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter of Intent purchases made up to 90 days before the date of the Letter of Intent. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter of Intent authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges and purchase of shares, free of charge and in a clear and prominent format.

Waiver of Front-End Sales Charge — Class A Shares

The front-end sales charge will be waived on Class A Shares purchased:

•  through state-sponsored 529 college savings plans;

•  through insurance company separate accounts;

•  through non-profit organizations, charitable trusts, foundations, and endowments;

•  by a current or former Director, Trustee, officer, or employee of any of the Funds, The PNC Financial Services Group, Inc., the Funds' sub-advisers, co-administrators, custodian, distributor, fund-accounting agent, transfer agent, or any of their respective affiliates; an immediate family member (spouse, parents, siblings, children, and grandchildren) of any of these individuals; or any trust, pension, profit-sharing, or other benefit plan for any of these individuals;

•  through employer-sponsored retirement and benefit plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, or SARSEPs;

•  by direct transfer or rollover from certain employer-sponsored retirement plans of current investments in PNC Funds provided the shares or proceeds are contributed to a PNC Fund IRA through an account directly with the Fund or through an IRA program sponsored by a financial intermediary who has entered into an agreement with PNC Funds and/or its distributor;

•  through an employer sponsored health savings account;

•  through programs that charge a separate transaction fee in lieu of the Fund's otherwise applicable sales charge (e.g., wrap accounts) or where the financial intermediary waives the dealer reallowance on purchases under such program;

•  through financial intermediaries who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund MarketplaceTM; and

•  other circumstances in the discretion of management of the Fund.

The availability of sales charge waivers may depend on the policies, procedures and trading platforms of your financial intermediary. Consult your financial adviser to see if you qualify for a waiver. You must provide your financial intermediary with all information necessary to determine your eligibility for a sales charge waiver, discount or other reduced sales charge each time you make a purchase to receive a sales charge waiver, discount or other reduced sales charge. When each purchase is made, your financial intermediary must also provide the Underwriter with sufficient information to verify that the purchase qualifies for a waiver, discount or other reduced sales charge. If you are making a purchase directly with a Fund, you must furnish this information directly to the Underwriter. It is the responsibility of your financial intermediary to ensure that you obtain the proper waiver.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify PNC Funds when you send in your purchase order that you are repurchasing shares and would like to exercise this option.

Contingent Deferred Sales Charges

A contingent deferred sales charge of 0.50% for the Funds will apply if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 12 months of purchase. The contingent deferred sales charge is calculated on either the (1) NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next-calculated NAV. If you redeem your Class C Shares within 12 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order, among other things, means that complete information is provided about your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same class of shares of another Fund.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons;

•  redemptions following the death or disability of a shareholder;

•  redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

•  minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

•  redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

•  redemptions by a settlor of a living trust;

•  redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

•  return of excess contributions;

•  redemptions following the death or disability of both shareholders in the case of joint accounts;

•  exchange of Class C Shares of a Fund for Class C Shares of another Fund;

•  distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

•  exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account;

•  redemptions by participants in a qualified plan who transfer funds from a Fund to a non-PNC fund available through the plan; and

•  redemptions through certain broker-dealers who have entered into an agreement with PNC Funds' distributor or the Funds to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Check with your broker-dealer to see if you qualify for this exemption.

General Information About Sales Charges, Commissions and Certain Other Payments. Your securities dealer is paid a sales charge and/or commission when you buy Class A or Class C Shares. Your securities dealer may receive different levels of compensation depending on which class of shares you buy. On purchases of Class A Shares of less than $1,000,000 your securities dealer is paid amounts as described under the section entitled "Sales Charges: Front-End Sales Charges — Class A Shares" at the time of purchase. On purchases of Class A Shares of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 0.50% for the Funds. Upon purchases of Class C Shares your securities dealer is paid 1.00% of the amount invested at the time of purchase, 0.75% of which is an upfront distribution fee and 0.25% of which is an upfront shareholder servicing fee. For additional information, see the section "Distribution and Shareholder Services Plans" in this prospectus.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

There are no sales charges on the purchase of Class I Shares.

Broker-Defined Sales Charge Waiver Policies. Sales charges and sales charge discount programs other than those shown in this section may apply if you purchase or redeem your investment in the Fund through certain intermediaries. It is the responsibility of your financial intermediary to ensure that you obtain the proper sale charge and sales charge discount. Different intermediaries may impose different sales loads. Please see below for more information regarding sales charges and sales charge discount programs that will apply if you buy or sell shares of the Fund through a Merrill Lynch platform or account.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•  employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•  shares purchased by or through a 529 Plan

•  shares purchased through a Merrill Lynch affiliated investment advisory program

•  shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

•  shares purchased through the Merrill Edge Self-Directed platform (if applicable)

•  shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Fund family)

•  shares exchanged from Class C (i.e., level-load) Shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•  employees and registered representatives of Merrill Lynch or its affiliates and their family members

•  directors or Trustees of a Fund, and employees of a Fund's investment adviser or any of its affiliates, as described in this prospectus

•  shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares available at Merrill Lynch

•  death or disability of the shareholder

•  shares sold as part of a systematic withdrawal plan as described in the prospectus

•  return of excess contributions from an IRA Account

•  shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•  shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•  shares acquired through a right of reinstatement

•  shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•  breakpoints as described in this prospectus

•  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a Fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadline to receive the next-calculated NAV and dividend accrual, if applicable, please see "General Information Regarding Purchases" in this prospectus.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's. We will accept only

STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear n the same document as the signature(s) being guaranteed and as close as practicable to the endorsement. To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, or if you wish to redeem $100,000 or more of your Class A or Class C Shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order, among other things, means that complete information is provided about your sale request. See "Contingent Deferred Sales Charges" in this prospectus for information concerning the application of contingent deferred sales charges.

Except as noted below, for redemption requests received in good order, we will typically pay out redemption proceeds on the next business day regardless of the method used to make such payment. We may, however, take up to seven days to make redemption payments. A Fund may make redemption payments to different shareholders at different times for redemption requests received on the same day. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your financial intermediary may charge a fee.

Redemption requests may be funded from various sources, including Fund portfolio holdings of cash or cash equivalents, sale of portfolio securities, short-term investments, interest, dividend income and other monies earned on portfolio investments, the proceeds from the sale or maturity of portfolio holdings, repurchase agreements, and borrowings (including overdrafts from the custodian bank, under the Fund's line of credit, and/or through a Fund's Interfund Lending program, as applicable). Under normal conditions, we typically expect to pay redemption proceeds in cash. Each Fund, however, has the right to use assets other than cash for redemption payments and is more likely to use non-cash assets to meet redemption requests during times of deteriorating market conditions or market stress, in cases where PNC Funds believes there are redemption requests representing a very significant portion of the Fund's outstanding shares or where a significant portion of the Fund's portfolio is comprised of less-liquid securities. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. More information is contained in the section "Redemptions in Kind" below.

In addition, if a Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund's redemption obligations for a substantial period of time. In order to honor redemptions pending settlement of such investments, a Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short-term positions or selling other investment positions with shorter settlement cycles, the sale of any or all of which may adversely affect the Fund's performance.

If you recently purchased your shares by check or through ACH, redemption proceeds or dividend accruals, if applicable, may not be available until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a Medallion Signature Guarantee signature guarantee.

Redemptions in Kind

Redemption proceeds may be paid all or in part in securities (redemptions in kind) rather than cash at the Fund's discretion. Such in-kind distributions are typically a pro-rata portion of Fund portfolio assets (with certain adjustments, such as to avoid creating odd lot positions), representative baskets of securities or a combination of individual securities, cash and other investments. If your shares are redeemed in kind, you will have to pay transaction costs to sell any securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

Involuntary Redemption of Your Shares

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will give you or your financial intermediary at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares. The Funds reserve the right to redeem a shareholder's investment in a Fund without notice and send the proceeds to the shareholder's last address or account on record or the shareholder's financial intermediary. The Fund may do so if the shareholder's account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Suspension of Your Right to Redeem Your Shares

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when;

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  upon providing prior notification to the SEC, the Board determines that a Money Market Fund's shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund;

(d)  the SEC has by order permitted the Fund's suspension or postponement of redemptions;

(e)  an emergency exists, as determined by the SEC, as a result of which; (i) disposal by PNC Funds of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets; or

(f)  permitted by applicable law.

Telephone and Internet Transactions

Purchasing, exchanging, and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Cost Basis Reporting

When you redeem or exchange Fund shares that are held in a taxable account, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the Internal Revenue Service on an Internal Revenue Service Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the "wash-sale" rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem or exchange those shares. Such reporting generally is not required for shares held in a Qualified Plan or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

A Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund's default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary's default method (or the method you have selected by notifying the intermediary) will apply. Please see the Funds' website at; pncfunds.com or contact the Funds at 1-800-622-FUND (3863) or consult your financial intermediary, as appropriate, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in a Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

Distribution and Shareholder Services Plans

Each Fund has adopted separate distribution plans with respect to Class A and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. The Board has approved a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more than 0.01% with respect to each Fund. This commitment continues through December 7, 2019, at which time the Board will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus. Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial intermediaries or institutions to their customers who hold Class A or Class C, Shares of a Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares. When you buy Class A Shares, financial intermediaries providing such services begin to receive the shareholder services fee immediately and are paid the shareholder services fees for as long as you hold your shares.

Upon your purchase of Class C Shares, the Underwriter, the Advisor, or one of their affiliates may pay to your financial intermediary an up-front distribution fee equal to up to 0.75% of your investment and an up-front shareholder servicing fee equal to 0.25% of your investment. The Underwriter, the Advisor, or one of their affiliates may be reimbursed for those payments out of the proceeds of the Fund's distribution plan and shareholder servicing plan applicable to Class C Shares, respectively, over the first twelve months of your investment in a Fund's Class C Shares. After twelve months and for as long as you hold your shares, the Funds' Underwriter pays ongoing distribution fees and the Fund pays shareholder servicing fees to your financial intermediary in amounts up to 0.75% and 0.25%, respectively, of the average daily NAV of your investment in the Fund's Class C Shares.

Fees applicable to a class of shares under a distribution plan or shareholder services plan are borne by all shareholders of the class, including shareholders who purchased their shares directly from the Fund's Underwriter and without the assistance of a financial intermediary.

Dividends and Tax Aspects of Investing in the Funds

Dividends from net investment income are declared and paid as follows:

Fund Name
Intermediate Bond Fund	Monthly
Advantage Fund	Monthly

Each Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the corresponding distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Each Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund's failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you.

Fund Distributions — Taxable Shareholders

Each Fund intends to distribute each year all or substantially all of its net investment income and capital gains, including its net capital gain (the excess of long-term capital gain over short-term capital loss, in each case determined with reference to any loss carryforwards). You will be subject to federal income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares. Although dividends are generally treated as taxable to you in the year they are paid, dividends declared and payable to shareholders of record in October, November or December but paid in the following January are taxable as if they were paid on December 31 of the year in which they were declared.

Distributions of investment income (other than exempt-interest dividends, if any, described below) and gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will generally be taxable to you at ordinary income rates, as discussed further below. Distributions of net capital gains (that is, the excess of net capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to you as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. You will be notified annually of the tax status of distributions paid to you.

Distributions of investment income properly reported by a Fund as derived from "qualified dividend income" will generally be taxable to you at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover, or investments in "non-qualified" foreign corporations will result in a lesser amount of the Fund's distributions qualifying for this favorable tax treatment than if the Fund had not conducted such activities. Also, if a Fund receives dividends from a regulated investment company in which the Fund invests (an "Underlying RIC"), and the Underlying RIC reports such dividends as "qualified dividend income," then the Fund is permitted, in turn, to report a portion of its distributions as "qualified dividend income," provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. See the SAI for a description of the requirements necessary for this favorable tax treatment to apply.

A portion of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction, provided holding period and other requirements are met at both the shareholder and Fund levels. Certain of a Fund's investment activities, such as investments in debt securities, securities lending activities, if any, high portfolio turnover rate, or investments in foreign corporations will result in a smaller portion of the Fund's distributions qualifying for the dividends-received deduction than if the Fund had not conducted such activities. Also, if a Fund receives dividends from an "Underlying RIC", and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC. The Funds expect that no substantial portion of their distributions will be eligible for the dividends-received deduction.

A Fund may be eligible to report a portion of its distributions as exempt-interest dividends, which are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but may be subject to state and local taxes and may result in liability for the federal alternative minimum tax. If at the close of each quarter of a Fund's taxable year, either (a) at least 50% of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code or (b) at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs, and of interest on any tax-exempt obligations in which it directly invests, if any.

A 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends (described below), and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution. However, you will be taxed on the entire taxable portion of the distribution received, even though, as an economic matter, all or a portion of the distribution constitutes a return of capital. This tax result is known as "buying into a dividend."

Redemptions or Exchanges — Taxable Shareholders

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them and will recognize short-term capital gain or loss if you have held your Fund shares for twelve months or less at the time you dispose of them. As described under "Cost Basis Reporting" above, upon the sale, exchange, or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service with cost basis and certain other related tax information about the Fund shares you sold, redeemed, or exchanged. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, all or a portion of any loss realized on a disposition of shares of a Fund will be disallowed under the "wash-sale" rules if other shares of the same Fund are purchased within 30 days before or after the disposition, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Investments in other Regulated Investment Companies

A Fund's investments in shares of an Underlying RIC can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

Investments in Certain Debt Instruments and Derivatives

Certain of a Fund's investments, including certain debt instruments, derivatives, options, futures, forwards, and swaps, could affect the amount, timing, and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments, including when not otherwise advantageous to do so, in order to make required distributions).

Investments in Foreign Securities and Foreign Taxes

A Fund's investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing, amount, or character of the Fund's distributions. A Fund's investments in foreign securities may be subject to foreign withholding or other taxes, which can decrease the Fund's yield on such securities. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified by the applicable tax rules. The Funds do not expect to be eligible to make such an election. Alternatively, if at the close of each quarter of a Fund's taxable year, at least 50% of its total assets consists of interests in Underlying RICs, the Fund will be a "qualified fund of funds." In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by an Underlying RIC in which the Fund invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. In either case, even if the Fund qualifies to make such an election for any year, it may determine not to do so. See the Statement of Additional Information for additional information regarding such credits.

Investments in Commodities and Commodity-Related Instruments

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, "qualifying income"). Direct investment in commodities and certain commodity-related instruments generally do not, under published Internal Revenue Service guidance, produce qualifying income. Each Fund obtaining exposure to the commodities markets intends to do so by investing directly in commodity-related instruments that the Fund believes give rise to qualifying income or otherwise in such a manner that it satisfies the 90% qualifying income requirement, or indirectly through its investment in a wholly owned subsidiary organized under the laws of a foreign jurisdiction that, in turn, would invest in commodity-related instruments. Under the tax diversification requirements described in the Statement of Additional Information, a Fund may not invest more than 25% of its total assets in such subsidiaries. Any such subsidiary will intend to operate in such a manner that the 90% qualifying income requirement is satisfied in respect of a Fund investing in such subsidiary. The tax treatment of investing in commodity-related instruments and in a subsidiary is currently under consideration and may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the Internal Revenue Service, which legislation, Treasury Regulations, and/or guidance may have retroactive effect. See "Tax Status Risk" above for further discussion of potential tax risks of a Fund's commodity and commodity-related investments.

It is expected that any such subsidiary generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal tax purposes, and a Fund investing in such subsidiary will be required to include in its income annually amounts earned by the subsidiary during that year, regardless of whether such income is distributed by the subsidiary to the Fund. Gains from the sales of investments by the subsidiary will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Fund.

Backup Withholding

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or who fail to certify to the Fund that they are not subject to backup withholding. The backup withholding rate is 28%.

IRAs and Other Tax-Advantaged Accounts

IRAs, tax-qualified retirement plans and certain other tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through such accounts. Investors in a Fund through such tax-advantaged accounts generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the account or on redemptions of the Fund's shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions from a Roth 401 (k) plan generally are not taxable to participants in such a plan).

If you are investing through a tax-advantaged account, you should consult with your own tax advisor and your plan administrator or other designated financial intermediary to determine the suitability of a Fund as an investment through such account and the specific U.S. federal income, as well as any possible state, local, foreign or other, tax consequences to you of investing in the Fund through the account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in a Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

Financial Highlights

The tables that follow present performance information about Class A, Class C and Class I Shares of the Advantage Fund.

This information is intended to help you understand the Advantage Fund's financial performance for the past five years, or, if shorter, the period of the Advantage Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual reports dated May 31, 2018 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Funds' annual reports, which contain more performance information, at no charge by calling 1-800-622-FUND (3863).

PNC Fixed Income Funds   Selected Per Share Data and Ratios

FINANCIAL HIGHLIGHTS   For the Years Ended May 31,

unless otherwise indicated

	Total Return Advantage Fund
	Class I							Class A
	2018	2017		2016	2015	2014		2018		2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.79	$10.78		$10.91	$10.97	$10.91		$10.80		$10.78		$10.92	$10.97	$10.91
Net Investment Income(1)	0.26	0.24		0.25	0.23	0.25		0.25		0.21		0.21	0.20	0.23
Realized and Unrealized Gain (Loss) on Investments	(0.32)	0.03		(0.11)	(0.04)	0.07		(0.33)		0.04		(0.11)	(0.03)	0.06
Total from Investment Operations	(0.06)	0.27		0.14	0.19	0.32		(0.08)		0.25		0.10	0.17	0.29
Contributions of Capital by Affiliate(1)	—	—		—	—	—	*(2)	—		—		—	—	—	*(2)
Dividends from Net Investment Income	(0.28)	(0.26)		(0.27)	(0.25)	(0.26)		(0.25)		(0.23)		(0.24)	(0.22)	(0.23)
Total Distributions	(0.28)	(0.26)		(0.27)	(0.25)	(0.26)		(0.25)		(0.23)		(0.24)	(0.22)	(0.23)
Net Asset Value, End of Year	$10.45	$10.79		$10.78	$10.91	$10.97		$10.47		$10.80		$10.78	$10.92	$10.97
Total Return†	(0.61)%	2.56%		1.32%	1.71%	2.99%		(0.79)%		2.37%		0.96%	1.52%	2.71%
Ratios/Supplemental Data
Net Assets End of Year (000)	$151,937	$165,351		$168,676	$191,272	$249,494		$3,590		$4,340		$11,770	$4,053	$4,645
Ratio of Expenses to Average Net Assets	0.53%	0.537	%(3)	0.54%	0.56%	0.56%		0.69	%(4)	0.81	%(3)	0.81%	0.84%	0.81	%(5)
Ratio of Net Investment Income to Average Net Assets	2.46%	2.21%		2.32%	2.08%	2.37%		2.29	%(4)	1.92%		1.95%	1.80%	2.13	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.65%	0.61	%(3)	0.59%	0.56%	0.56%		0.93%		0.89	%(3)	0.87%	0.84%	0.84%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	2.34%	2.13%		2.27%	2.08%	2.37%		2.05%		1.84%		1.89%	1.80%	2.10%
Portfolio Turnover Rate	71%	93%		53%	51%	59%		71%		93%		53%	51%	59%

	Total Return Advantage Fund
	Class C
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Year	$10.82	$10.80		$10.94	$10.99	$10.94
Net Investment Income(1)	0.15	0.13		0.14	0.12	0.15
Realized and Unrealized Gain (Loss) on Investments	(0.31)	0.05		(0.12)	(0.03)	0.05
Total from Investment Operations	(0.16)	0.18		0.02	0.09	0.20
Contributions of Capital by Affiliate(1)	—	—		—	—	—	*(2)
Dividends from Net Investment Income	(0.17)	(0.16)		(0.16)	(0.14)	(0.15)
Total Distributions	(0.17)	(0.16)		(0.16)	(0.14)	(0.15)
Net Asset Value, End of Year	$10.49	$10.82		$10.80	$10.94	$10.99
Total Return†	(1.49)%	1.63%		0.24%	0.80%	1.87%
Ratios/Supplemental Data
Net Assets End of Year (000)	$341	$720		$992	$1,077	$1,042
Ratio of Expenses to Average Net Assets	1.53%	1.53	%(3)	1.52%	1.55%	1.54	%(5)
Ratio of Net Investment Income to Average Net Assets	1.44%	1.22%		1.33%	1.07%	1.38	%(5)
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.65%	1.61	%(3)	1.57%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	1.32%	1.14%		1.28%	1.07%	1.36%
Portfolio Turnover Rate	71%	93%		53%	51%	59%

*  Amount represents less than $0.005 per share.

†  Total return excludes sales charge.

(1)  Per share data calculated using average outstanding method.

(2)  During the fiscal year ended May 31, 2014, a voluntary payment was made by PNC Bank, N.A., an affiliate of the Adviser. The payment represented a reimbursement of shareholder services fees borne in prior periods by Class C Shares of the Fund. For tax purposes, this amount represented capital. The payment had no impact to the total return of the Fund.

(3)  During the fiscal year ended May 31, 2017, the Adviser reimbursed the Fund for amounts the Fund had paid for shareholder administrative services. This reimbursement represented a 0.00% impact to the expense ratios of each class.

(4)  During the fiscal year ended May 31, 2018, a portion of the Class A Shares distribution plan payable balance in excess of actual expenses incurred was reversed, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the net investment income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(5)  During the fiscal year ended May 31, 2014, the Underwriter committed to make a voluntary expense reimbursement to Class A Shares and Class C Shares. This voluntary commitment represented a 0.03% and 0.02% impact to Class A and Class C ratios, respectively, and represented shareholder services fees paid to the Underwriter in prior fiscal years in its role as default broker-dealer to certain Class A and Class C shareholders. Excluding this item, the expense ratios would have been higher and the net investment income ratios would have been lower.

See Notes to Financial Statements

STATEMENT OF ADDITIONAL INFORMATION

November 9, 2018

PNC INTERMEDIATE BOND FUND

(the "Intermediate Bond Fund," a series of PNC Funds)

AND

PNC TOTAL RETURN ADVANTAGE FUND

(the "Advantage Fund," a series of PNC Funds)

This Statement of Additional Information (the "Merger SAI") is not a prospectus. It should be read in conjunction with the related joint Proxy Statement/Prospectus (also dated November 9, 2018). This Merger SAI provides additional information about the Intermediate Bond Fund and the Advantage Fund (the "Funds").

The Intermediate Bond Fund and Advantage Fund are each series of PNC Funds (the "Trust"). The Trust is a Delaware statutory trust. Please retain this Merger SAI for further reference. This Merger SAI is intended to supplement the information provided in a joint Proxy Statement/Prospectus dated November 9, 2018 relating to the proposed reorganization of the Intermediate Bond Fund into the Advantage Fund (the "Reorganization") and in connection with the solicitation by Intermediate Bond Fund of proxies to be voted at the Special Meeting of Shareholders of Intermediate Bond Fund to be held on December 3, 2018.

A copy of the joint Proxy Statement/Prospectus can be obtained without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, PA 19406.

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Merger SAI.

TABLE OF CONTENTS

1.  The Statement of Additional Information dated September 28, 2018, of each of Advantage Fund and Intermediate Bond Fund (the "SAI")

2.  The Annual Report of the Trust for the fiscal year ended May 31, 2018 with respect to each of Advantage Fund and Intermediate Bond Fund (the "Annual Report")

4.  Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The SAI is incorporated by reference to the Trust's definitive materials as filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 485(b) (File Nos. 033-00488, 811-04416 on September 27, 2018 (Accession No. 0001104659-18-059139).

The Report of the Independent Registered Public Accounting Firm and the audited financial statements, included in the Trust's Annual Report on Form N-CSR (File No. 811-04416), as filed with the SEC on August 7, 2018 (Accession No. 000119312518240715), are incorporated by reference insofar as they related to the Intermediate Bond Fund and to the Advantage Fund.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Annual Report, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended May 31, 2018 is intended to present ratios and supplemental data as if the Reorganization of the Intermediate Bond Fund into the Advantage Fund had been consummated on June 1, 2017. The Reorganization is intended to consolidate the Intermediate Bond Fund with a similar Fund.

Each Fund is advised by PNC Capital Advisors, LLC (the "Advisor"). Each Fund is a diversified series of PNC Funds, a Delaware statutory trust.

The purpose of the Reorganization is to combine the two Funds with similar investment objectives and substantially similar investment policies. The Post-Reorganization Advantage Fund offers the potential for economies of scale that may lead to lower shareholder expenses.

The Intermediate Bond Fund currently offers Class A, Class C, and Class I shares. The Advantage Fund currently offers Class A, Class C, and Class I shares. If approved by the Trustees, the Intermediate Bond Fund's Class A shares will merge into the

Advantage Fund's Class A shares; the Intermediate Bond Fund's Class C shares will merge into the Advantage Fund's Class A shares; and the Intermediate Bond Fund's Class I shares will merge into the Advantage Fund's Class I shares.

Class A shares of the Intermediate Bond Fund and the Advantage Fund have the same characteristics and the same fee structures. Class A shares of each Fund are offered with a front-end sales charge of up to 4.50% of each Fund's offering price, depending on the amount invested. For the Funds' Class A shares, there is no front-end sales charge for investments of $1,000,000 or more, but there is a contingent deferred sales charge ("CDSC") of 0.50% on Class A shares on certain purchases of $1 million or more that is applicable to shares redeemed within 12 months of purchase. Class A shares of each Fund are subject to distribution (Rule 12b-1) fees, of up to 0.10% of average daily net assets of Class A shares. The Board of Trustees (the "Board") has approved a contractual commitment whereby such reimbursements will be no more than 0.01% of the average daily net assets of Class A shares for each Fund. This commitment continues through December 7, 2019, at which time the Board will determine whether to renew, revise, or discontinue it, except that it may be terminated by the Board at any time. The Advisor has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Advantage Fund to the extent the Fund's Total Annual Operating Expenses exceed 0.79% for Class A shares, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, and dividend expenses related to short sales (such amounts "Excluded Amounts"). This expense limitation continues through December 7, 2019, at which time the Advisor will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. If the Reorganization is approved, the Advisor has contractually agreed to reduce Management Fees and reimburse or pay certain operating expenses for the Advantage Fund to the extent the Fund's Total Annual Operating Expenses (other than Excluded Amounts) exceed 0.61% for Class A shares through December 7, 2019.

Class C shares of the Intermediate Bond Fund are offered without a front-end sales charge, but there is a CDSC of 1.00% on Class C that is applicable to shares redeemed within 12 months of purchase. Class C shares of each Fund are subject to distribution (Rule 12b-1) fees, equal to the annual rate of up to 0.75% of average daily net assets of Class C shares. In connection with the Reorganization, Class C shareholders of the Intermediate Bond Fund will receive Class A shares of the Advantage Fund. Class C shares of the Advantage Fund are proposed to be terminated after the conversion of existing Class C shares to Class A shares.

Class I shares of the Intermediate Bond Fund and the Advantage Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to distribution and service (Rule 12b-1) fees. The Advisor has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Advantage Fund to the extent the Fund's Total Annual Operating Expenses exceed 0.53% for Class I shares, other than Excluded Amounts. This expense limitation continues through December 7, 2019, at which time the Advisor will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. If the Reorganization is approved, the Advisor has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Advantage Fund to the extent the Fund's Total Annual Operating Expenses (other than Excluded Amounts) exceed 0.35% for Class I shares through December 7, 2019.

As of May 31, 2018, the Intermediate Bond Fund's net assets amounted to approximately $159.7 million and the Advantage Fund's net assets amounted to approximately $155.9 million. The estimated net assets of the combined Fund, had the Reorganization been consummated on May 31, 2018, would have been approximately $315.6 million.

Based on asset levels and portfolio composition as of May 31, 2018, each Fund is charged a management fee of 0.40%. If the Reorganization is approved and consummated, the Advisor has agreed to reduce its contractual advisory fees with respect to the Advantage Fund from 0.40% to 0.30% and implement an expense cap, discussed above, that will have the effect of reducing the net expense ratio experienced by shareholders of the post-Reorganization Advantage Fund immediately after the Reorganization.

The Funds have the same other service providers, as detailed in the following table.

Distributor	PNC Funds Distributor, LLC
Transfer agent	The Bank of New York Mellon
Custodian	The Bank of New York Mellon

On a pro forma basis, if the Reorganization had occurred at the beginning of the twelve month period ended May 31, 2018, the proposed reorganization of the Advantage Fund and the Intermediate Bond Fund would have resulted in a decrease in management fees of approximately $307,952, a decrease in audit fees of approximately $33,800 and a decrease in registration fees and 12b-1 fees of approximately $37,872, resulting in a $701,873 change in the gross operating expense for the combined Fund's expense ratios and a savings of less than $0.03 per share for the combined Fund. These estimated reduced expenses and potential for increased economies of scale may increase the likelihood that the Advisor is able to recoup previously waived fees or reimbursed expenses of the Advantage Fund.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Advantage Fund is expected to be the accounting survivor after the Reorganization.

The Advisor will bear and pay directly the costs and expenses (estimated to be $230,000) incurred in connection with the Reorganization, including the legal and other expenses associated with preparing, printing and mailing this joint proxy statement/prospectus, except for Reorganization Costs (as defined below). Pursuant to the terms of the Agreement, Intermediate Bond Fund and Advantage Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and Advantage Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of Advantage Fund issued in connection with the Reorganization, if any (the "Reorganization Costs"). The Advisor expects that the portfolio of the Intermediate Bond Fund will be re-positioned in advance of the Reorganization, and the amount of Reorganization Costs anticipated to be incurred by the Intermediate Bond Fund is estimated at approximately $158,306 (or approximately $0.003 per share of the Intermediate Bond Fund). The Advisor does not anticipate that the Advantage Fund will sell any of its securities in connection with the Reorganization and, accordingly, the Advisor does not expect the Advantage Fund will incur any material Reorganization Costs. The actual amount of Reorganization Costs incurred by each Fund could be more or less than these amounts. If the Reorganization is not consummated, the Advisor will bear all the costs and expenses incurred in connection with the Reorganization.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Intermediate Bond Fund, the Advantage Fund or their shareholders as a result of the Reorganization. As of May 31, 2018, Advantage Fund had capital loss carryforwards of $1,740,852 and Intermediate Bond Fund had capital loss carryforwards of $173,200, neither of which has an expiration date. The use of Intermediate Bond Fund's or Advantage Fund's capital loss carryforwards that are available to the post-Reorganization Advantage Fund may be subject to limitation as a result of the Reorganization.

Based upon positioning as of May 31, 2018, in order to align its holdings with those of the surviving Fund, Intermediate Bond Fund would have sold a number of positions and purchased others. Specifically, as a percentage of its then-current assets, Intermediate Bond Fund would have sold approximately 37.4% of its then-current assets, and retained the remaining assets. The assets sold would have consisted of intermediate term Corporate bonds (approximately 14.45% of then-current assets), intermediate term Treasuries (12.00%), and Asset-Backed Securities (6.00%), with the balance represented by other security types (4.95%). The proceeds of those sales would have been used primarily to purchase Agency MBS (in an amount representing approximately 15.00% of then-current assets), Corporate bonds with longer maturities (11.00%), U.S. Treasuries (8.00%), and High Yield securities (3.30%), predominantly Ba rated (i.e., the highest rating given to High Yield securities by nationally recognized statistical rating organizations).

Upon completion of the sales and purchases described above, the post-reorganization Fund would have been invested in the following security types:

Intermediate-term Corporate Bonds	24.10%
MBS	24.00%
Intermediate Treasury	14.00%
Long-term Corporate Bonds	11.30%
Long-term Treasury	8.00%
ABS	7.00%
High Yield Bonds	6.65%
TIPS	2.50%
CMBS	1.00%
Cash	1.00%
Other	0.45%

The Advisor anticipates that sales and purchases of types and amounts of securities other than those described above may be made at the time of the reorganization, based upon relative value considerations or for purposes of duration management, based upon other considerations in light of then-existing market conditions.

To authorize your proxy by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 To authorize your proxy by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. If you vote via phone or the Internet, you do not need to return your proxy card. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 3, 2018 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E53007-S76915 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees unanimously recommends that shareholders vote “FOR” the proposal. For Against Abstain ! ! ! 1.To approve an Agreement and Plan of Reorganization between PNC Intermediate Bond Fund and PNC Total Return Advantage Fund. 2.To transact any other business that may properly come before the meeting. To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your proxy card as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your proxy card. Please vote, date and sign this proxy and return it promptly in the enclosed envelope. THIS PROXY CARD IS VALID ONLY WHEN SIGNED. Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on December 3, 2018: The Joint Proxy Statement/Prospectus and the Notice of Special Meeting are available at www.proxyvote.com. E53008-S76915 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PNC FUNDS INTERMEDIATE BOND FUND SPECIAL MEETING OF SHAREHOLDERS – December 3, 2018 The undersigned hereby appoints Jennifer Spratley and Thomas Rus, or either of them (with full power to act in the absence of the other, each with full power of substitution), as his/her attorneys and proxies to vote and act with respect to all shares of the fund referenced on the reverse (the “Fund”), held by the undersigned at the Special Meeting of Shareholders to be held at the offices of PNC Capital Advisors, LLC on Monday, December 3, 2018 at 1:00 p.m., located at 1 East Pratt Street, 5th Floor, Baltimore, MD 21202, and at any adjournments or postponements thereof (the “Meeting”), and instructs each of them to vote as indicated on the matter referred to in the proxy statement for the Meeting, with discretionary power to vote upon such other matters as may properly come before the Meeting and any adjournments or postponements thereof. If you simply sign and return this proxy, and do not vote on the Proposal, the shares will be voted as the Board recommends. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. PLEASE VOTE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET